As filed with the Securities and Exchange Commission on August 30, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

            Simon D. Collier, President & Principal Executive Officer
                               Two Portland Square
                               Portland, ME 04101
                                  207-553-7110


                   Date of fiscal year end: December 31, 2005

                     Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.



                                    [GRAPHIC]




                                                                 Adams Harkness
                                                          Small Cap Growth Fund

                                                             Semi-Annual Report
                                                                  June 30, 2005
                                                                    (Unaudited)


--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2005
--------------------------------------------------------------------------------

The Adams Harkness Small Cap Growth Fund (the "Fund") outperformed its benchmark, the Russell 2000 Growth Index, for the six months ended June 30, 2005.

After the strong run at the end of last year, the equity markets spent the first six months of 2005 essentially treading water. Contrary to their traditional pattern, small cap stocks corrected early in the year and recovered as we moved into the spring. The first quarter was the most difficult quarter for the market and for smaller company stocks, as the combination of continued Federal Reserve tightening and concerns over inflation weighed on stocks. April/May proved to be the turning point for small cap stocks, as first quarter earnings reports proved to be stronger than anticipated, particularly in the small cap growth sector. Indeed, to us, the first quarter earnings report was striking in several respects: the Russell 2000 Growth Index reported very strong earnings growth -- earnings up 35% versus a year ago, on average. This compares to the 11.9% earnings growth seen in the S&P 500 Index and 9% earnings growth seen in the Russell 2000 Value index. The first quarter also marked the first time in several years that earnings growth of the Russell 2000 Growth Index exceeded expectations. Based on this fundamental evidence, we believe that it is possible that the spring of 2005 may not only mark a defining moment in small cap versus large cap relative performance, but it may also mark the turning point towards small cap growth securities.

As is our discipline, we attempted to use the correction to the Fund's advantage by increasing or initiating positions in higher quality growth companies whose prices had declined due to market conditions. The net result of this action was to increase the overall rate of earnings growth projected for the companies in the portfolio without dramatically increasing the price-earnings ratio of the portfolio or the beta. At the end of the first quarter, on average, the companies in the portfolio were forecast/1/ to grow earnings at 46% in 2005 and 24% in 2006 and were selling at 20x 2005 earnings or in other words with a price/earnings ratio of 20. At the end of May, as we came out of the correction, forecast earnings growth of the portfolio companies had increased to 75% in 2005 and 32% in 2006 while the price/earnings ratio on 2005 earnings was 21. We note that portfolio holdings and earnings forecasts are subject to change. In addition, please keep in mind that the earnings for those companies held by the Fund, while a very important facet when buying the company's stock, are not a reflection of the Fund's performance. For an overview of Fund performance please refer to page 4. The beta of the portfolio -- essentially the volatility of the portfolio relative to the S&P 500 Index, based on past stock price movements -- was 1.3 at the end of March; at the end of May it was 1.4. This shift, towards companies with the potential for higher earnings growth without an increase in price/earnings ratio, turned out to be the critical investment decision for the Fund in the first six months of 2005.

Our investment discipline focuses on identifying companies that are benefiting from long-term secular trends, which we call themes. We also look for companies that are experiencing, or we believe are positioned to experience, positive inflection points in their growth rates as a result of internal strategic initiatives and these secular trends. Given our investment discipline, we continued to be overweight in the energy sector and underweight technology for most of the first half of the year, although in the correction we did increase our technology weighting slightly. Again, our technology investments -- indeed, the entire portfolio -- remain centered around a number of very focused themes, such as productivity enhancement, managing the information age, the graying of America, and the new consumer. We believe the top down focus of a thematic approach combined with the bottom up research so necessary for smaller companies provides a focused
-------------------------
/1/ William O'Neil & Co.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2005
--------------------------------------------------------------------------------

portfolio of companies that are well positioned to fulfill their earnings potential. While we make mistakes in our stock selection, our sell discipline helps us to hopefully keep them on the small side.

The Fund also benefited in the first half of 2005 from a number of takeovers, most notably Transkaryotic Therapeutics and Electronics Boutique. We believe in asset class purity; when a small cap name grows up to mid cap, our discipline requires that we liquidate that position and look for the next potentially great small cap name in that area. In the first half of 2005, we bid a fond farewell to Affymetrix and Southwestern Oil and Gas, among others.

A large part of our investment process focuses on finding "disconnects" between fundamentals and valuation, between investors' emotions and factual reality, and seeking to use these disconnects to the Fund's advantage. As we survey the broader macro economic landscape, we find several "disconnects" which fascinate us:

- Many small cap growth stocks have gotten much cheaper over the past twelve months. The majority of smaller growth companies have delivered strong earnings growth over the past twelve months while their stocks have not risen in relation to their earnings growth. As a result, we still find many higher quality small company stocks are "cheap" relative to their growth rates and historical valuation levels. This scenario reminds us of the 1994-1995 Federal Reserve tightening cycle, and the spring of 2003 market scenarios. If earnings continue to grow while the stocks respond only modestly, the stocks potentially become like "coiled springs" and the tension is historically resolved to the upside.

- Larger company (S&P 500) earnings growth has been slowing in absolute and relative terms. The 11.9% earnings growth seen in the first quarter of 2005 for the S&P 500 marks a significant deceleration from the peak of 37% seen in the second quarter of 2004. If consensus estimates are correct, the rate of growth in S&P 500 earnings will slow to about 9.4% year over year growth by the fourth quarter of this year. Consensus estimates for 2006 currently run in the 3-3.5% range for S&P 500 earnings. This phenomenon should make small companies that can grow earnings at rates significantly faster than the S&P 500 in high demand.

While industry pundits seek to turn the story of slowing S&P 500 earnings growth into one of the general economy, we do not see it that way. We see a distinct and widening difference between small companies and large companies in all sectors. If you are small, based on our research, life is pretty good and getting better all the time, to quote the Beatles. If you are big, however, life may be a struggle -- and we think it may be that way for a number of years to come. We do not think the issue is the general economy -- Gross Domestic Product (GDP) growth remains quite good, with the second quarter estimated to run at a 3% annual rate -- but larger companies appear to lack pricing power and are under increasing margin pressure, due to an increasingly competitive global economy, and a slowdown in Europe. While we historically have been positive on the prospects for smaller companies, not since the late 1970's have we seen the opportunities for growth for smaller companies so great and the contrast between their prospects and that of larger companies so diverse. In fact, it has probably not been since the early part of our career, in the late 1970's, that the prospects for the two groups were as sharply different as they appear to be now. The crosscurrents in the general economy are greater than any we have seen since the late 1970's/early 1980's; more and more, a company's ability to

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2005
--------------------------------------------------------------------------------

deliver on earnings growth depends on micro issues as opposed to macro issues, and traditional fundamental analysis and a disciplined investment process is ever more valuable. We see enormous opportunity in smaller companies. We see a very large number of smaller companies whose future prospects for above average earnings growth are quite good yet are not being recognized in the stock market. Smaller companies always have to "prove it" to some extent before they get rewarded in the market with higher stock prices; however, we think many of them are more than capable of meeting that challenge.

We thank you for investing in the Adams Harkness Small Cap Growth Fund. Be assured that our talents and our energies are entirely focused on scanning the small cap landscape to identify those companies for the Fund with the ability to fulfill their potential. We value the trust you have placed in us and will continue to put forth our best efforts on your behalf.

Sincerely,

/s/ Mary Lisanti

Mary Lisanti, CFA
Portfolio Manager
AH Lisanti Capital Growth, LLC

The views in this report were those of the Fund's manager as of June 30, 2005 and may not reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments in the Fund and do not constitute investment advice.

INVESTMENTS IN SMALLER COMPANIES CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK.

THE S&P 500 INDEX IS A MARKET-VALUE WEIGHTED INDEX REPRESENTING THE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED LARGE CAPITALIZATION STOCKS. THE RUSSELL 2000 INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX, WHICH MEASURES PERFORMANCE OF THE 2,000 COMPANIES THAT ARE BETWEEN THE 1,000TH AND 3,000TH LARGEST IN THE MARKET. THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES WHILE THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. PRICE TO EARNINGS RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. ESTIMATED EARNINGS GROWTH IS THE YEAR OVER YEAR GROWTH IN EARNINGS PER SHARE. BETA IS THE MEASURE OF A FUND'S RELATIVE VOLATILITY AS COMPARED TO THE S&P 500 INDEX. BY DEFINITION, THE BETA OF THE S&P 500 INDEX IS 1.00. ACCORDINGLY, A FUND WITH A 1.10 BETA IS EXPECTED TO PERFORM 10% BETTER THAN THE S&P 500 INDEX IN UP MARKETS AND 10% WORSE IN DOWN MARKETS.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2005
--------------------------------------------------------------------------------


The following chart reflects the change in value of a hypothetical $10,000 investment in the Adams Harkness Small Cap Growth Fund since inception, including reinvested dividends and distributions. The result is compared with a broad-based securities market index. The Russell 2000 Growth Index, the Fund's primary performance benchmark, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS OF PURCHASE WILL BE CHARGED A 1.00% REDEMPTION FEE. RETURNS GREATER THAN ONE YEAR ARE ANNUALIZED. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 441-7031 OR VISIT THE FUND'S WEBSITE AT WWW.AHLISANTI.COM.

                                                                  SINCE
                                                                INCEPTION
       TOTAL RETURN AS OF 6/30/05           SIX MONTHS ONE YEAR  2/27/04
       --------------------------           ---------- -------- ---------
       Adams Harkness Small Cap Growth Fund   (0.56)%   7.62%     4.37%
       Russell 2000 Growth Index              (3.58)%   4.29%     3.61%

       INVESTMENT VALUE ON 6/30/05
       ---------------------------
       Adams Harkness Small Cap Growth Fund  $ 10,590
       Russell 2000 Growth Index             $ 10,487

                         [CHART]

                       ADAMS HARKNESS         RUSSELL 2000
                  SMALL CAP GROWTH FUND       GROWTH INDEX
                  ---------------------       ------------
  2/27/2004              $10,000                $10,000
  3/31/2004                9,910                 10,047
  4/30/2004                9,470                  9,542
  5/31/2004                9,580                  9,732
  6/30/2004                9,840                 10,056
  7/31/2004                8,920                  9,153
  8/31/2004                8,580                  8,956
  9/30/2004                9,450                  9,452
 10/31/2004                9,650                  9,681
 11/30/2004               10,380                 10,500
 12/31/2004               10,650                 10,877
  1/31/2005               10,310                 10,387
  2/28/2005               10,500                 10,530
  3/31/2005               10,130                 10,135
  4/30/2005                9,430                  9,490
  5/31/2005               10,110                 10,159
  6/30/2005               10,590                 10,487

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

           SHARES           SECURITY DESCRIPTION             VALUE
          -------- -------------------------------------- -----------
          COMMON STOCK - 97.7%
          BUSINESS SERVICES - 16.3%
             7,700 aQuantive, Inc.+                       $   136,444
               600 Avid Technology, Inc.+                      31,968
             1,800 Bottomline Technologies, Inc.+              26,946
               920 Cerner Corp.+                               62,532
               900 Computer Programs & Systems, Inc.           33,543
             1,100 Digital Insight Corp.+                      26,312
             1,500 Intergraph Corp.+                           51,690
             1,725 Progress Software Corp.+                    52,009
             1,885 Providence Service Corp.+                   46,805
             4,150 RightNow Technologies, Inc.+                49,883
             5,535 SiRF Technology Holdings, Inc.+             97,859
             1,475 Take-Two Interactive Software, Inc.+        37,539
             3,750 Trizetto Group+                             52,537
             3,600 Ultimate Software Group, Inc.+              59,040
             3,000 WebSideStory, Inc.+                         43,980
             2,925 Wind River Systems, Inc.+                   45,864
             1,500 Witness Systems, Inc.+                      27,345
                                                          -----------
                                                              882,296
                                                          -----------
          CONSUMER OTHER - 10.3%
             2,407 Coldwater Creek, Inc.+                      59,958
               825 Life Time Fitness, Inc.+                    27,068
             1,875 Nautilus, Inc., Class A                     53,437
               600 RC2 Corp.+                                  22,542
             3,675 Restoration Hardware, Inc.+                 30,062
             1,950 Scientific Games Corp., Class A+            52,514
             1,270 SCP Pool Corp.                              44,564
             1,600 Sports Authority, Inc.+                     50,880
             2,000 Stamps.com, Inc.+                           37,500
             1,550 Tempur-Pedic International, Inc.+           34,379
             4,000 VeriFone Holdings, Inc.+                    65,000
             1,125 WMS Industries, Inc.+                       37,969
             1,435 Zumiez, Inc.+                               41,830
                                                          -----------
                                                              557,703
                                                          -----------
          CONSUMER PRODUCTS - 2.9%
             2,100 Allscripts Healthcare Solutions, Inc.+      34,881
             8,500 Mikohn Gaming Corp.+                       125,163
                                                          -----------
                                                              160,044
                                                          -----------
          CONSUMER RETAIL - 8.9%
             2,737 Bebe Stores, Inc.                           72,448
               750 Blue Nile, Inc.+                            24,518
             1,685 Children's Place Retail Stores, Inc.+       78,639
               540 DSW, Inc., Class A+                         13,473
             2,700 Gamestop Corp., Class A+                    88,317
               900 JOS A Bank Clothiers, Inc.+                 38,970
             1,687 Men's Wearhouse, Inc.+                      58,083
             1,400 Stein Mart, Inc.                            30,800
             1,800 The Dress Barn, Inc.+                       40,734
             5,475 Wet Seal, Inc., Class A+                    37,148
                                                          -----------
                                                              483,130
                                                          -----------
          ENERGY - 6.7%
             4,125 Bois d'Arc Energy, Inc.+                    60,844
             1,200 Cal Dive International, Inc.+               62,844
             2,525 Carrizo Oil & Gas, Inc.+                    43,076

           SHARES           SECURITY DESCRIPTION              VALUE
          -------- --------------------------------------- -----------
          ENERGY (CONTINUED)
             1,000 Hydril Co.+                             $    54,350
             2,135 Oil States International, Inc.+              53,738
               500 Quicksilver Resources, Inc.+                 31,965
             2,200 Todco, Class A+                              56,474
                                                           -----------
                                                               363,291
                                                           -----------
          FINANCIALS - 1.8%
             1,625 Asset Acceptance Capital Corp.+              42,104
             1,340 Portfolio Recovery Associates+               56,307
                                                           -----------
                                                                98,411
                                                           -----------
          HEALTHCARE SERVICES - 9.9%
             2,000 Allion Healthcare, Inc.+                     32,804
             1,650 Hologic, Inc.+                               65,588
             2,530 Itron, Inc.+                                113,040
             1,285 LCA-Vision, Inc.                             62,271
             2,910 Matria Healthcare, Inc.+                     93,789
             1,500 Photronics, Inc.+                            35,010
             2,000 Radiation Therapy Services, Inc.+            53,100
               650 Sierra Health Services, Inc.+                46,449
               725 United Surgical Partners International+      37,758
                                                           -----------
                                                               539,809
                                                           -----------
          INDUSTRIAL - 2.9%
             4,800 BE Aerospace, Inc.+                          75,024
             2,025 Beacon Roofing Supply, Inc.+                 53,258
             1,000 Range Resources Corp.                        26,900
                                                           -----------
                                                               155,182
                                                           -----------
          OTHER - 4.2%
             2,850 Adtran, Inc.                                 70,652
             5,800 Arris Group, Inc.+                           50,518
               540 NeuStar, Inc., Class A+                      13,824
             9,000 Powerwave Technologies, Inc.+                91,980
                                                           -----------
                                                               226,974
                                                           -----------
          PRODUCTS/PHARMACEUTICAL - 18.7%
             1,150 Arthrocare Corp.+                            40,181
             1,380 Aspect Medical Systems, Inc.+                41,041
             3,500 BioMarin Pharmaceuticals, Inc.+              26,215
             1,150 DJ Orthopedics, Inc.+                        31,545
             3,080 Foxhollow Technologies, Inc.+               117,872
             2,250 Illumina, Inc.+                              27,157
             2,040 Intermagnetics General Corp.+                62,750
             1,630 Intuitive Surgical, Inc.+                    76,023
             2,075 Kyphon, Inc.+                                72,189
             5,500 LifeCell Corp.+                              86,955
             1,500 Natus Medical, Inc.+                         16,875
             2,000 NitroMed, Inc.+                              38,900
             3,500 NuVasive, Inc.+                              58,170
             3,200 O2Micro International, Ltd.+                 44,960
             4,185 OraSure Technologies, Inc.+                  41,808
             1,425 Salix Pharmaceuticals, Ltd.+                 25,166
             2,780 Thoratec Corp.+                              42,645
               750 United Therapeutics Corp.+                   36,150
             6,375 Vertex Pharmaceuticals, Inc.+               107,355
               800 Wright Medical Group, Inc.+                  21,360
                                                           -----------
                                                             1,015,317
                                                           -----------

See Notes to Financial Statements.    5


--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

          SHARES            SECURITY DESCRIPTION             VALUE
         --------- -------------------------------------- -----------
         SEMICONDUCTORS & EQUIPMENT - 8.3%
            2,000  Cascade Microtech, Inc.+               $    29,200
            1,620  Formfactor, Inc.+                           42,800
            4,970  Ixia+                                       96,617
            4,825  Microsemi Corp.+                            90,710
            1,975  Netgear, Inc.+                              36,735
            3,725  Plexus Corp.+                               53,007
            4,620  Symmetricom, Inc.+                          47,909
            3,975  Zoran Corp.+                                52,828
                                                          -----------
                                                              449,806
                                                          -----------
         SOFTWARE & SERVICES - 4.6%
              900  Anteon International Corp.+                 41,058
            2,050  Blue Coat Systems, Inc.+                    61,254
            1,200  F5 Networks, Inc.+                          56,682
            1,440  Jamdat Mobile, Inc.+                        39,859
              900  Mantech International Corp. - Class A+      27,936
            3,500  Tivo, Inc.+                                 23,380
                                                          -----------
                                                              250,169
                                                          -----------
         TECHNOLOGY - 2.2%
            3,600  Emulex Corp.+                               65,736
            4,415  Rackable Systems, Inc.+                     52,980
                                                          -----------
                                                              118,716
                                                          -----------
         TOTAL COMMON STOCK (COST $4,623,835)               5,300,848
                                                          -----------

         PRINCIPAL
         ---------
         SHORT-TERM INVESTMENTS - 2.4%
         MONEY MARKET DEPOSIT ACCOUNT - 2.4%
         $130,243  Citibank Money Market Deposit
                   Account (Cost $130,243)                    130,243
                                                          -----------
         TOTAL SHORT-TERM INVESTMENTS (COST $130,243)         130,243
                                                          -----------
         TOTAL INVESTMENTS - 100.1%
                   (COST $4,754,078)                      $ 5,431,091
         OTHER ASSETS AND LIABILITIES, NET - (0.1%)            (3,423)
                                                          -----------
         TOTAL NET ASSETS - 100.0%                        $ 5,427,668
                                                          ===========

-------------------------

+Non-income producing security.

*Cost for Federal income tax purposes is substantially the same as for financial statements and net unrealized appreciation (depreciation) consists of:

              Gross Unrealized Appreciation              $700,874
              Gross Unrealized Depreciation               (23,861)
                                                         --------
              Net Unrealized Appreciation (Depreciation) $677,013
                                                         ========

                        PORTFOLIO HOLDINGS
                        % OF TOTAL INVESTMENTS
                        Information Technology     31.9%
                        Health Care                25.0%
                        Consumer Discretionary     21.1%
                        Telecommunication Services  7.8%
                        Energy                      7.1%
                        Short-Term Investments      2.4%
                        Financials                  1.8%
                        Consumer Staples            1.5%
                        Industrials                 1.4%

See Notes to Financial Statements.    6


--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $4,754,078)                                       $5,431,091
   Receivables:
     Investment securities sold                                                           122,357
     Fund shares sold                                                                       1,372
     Dividends                                                                                422
     Expense reimbursement from adviser                                                    43,082
   Prepaid Expenses                                                                         7,059
                                                                                       ----------

Total Assets                                                                            5,605,383
                                                                                       ----------

LIABILITIES
   Payables:
     Payables for investment securities purchased                                         128,635
   Accrued Liabilities:
     Trustees' fees and expenses                                                               48
     Compliance services fees                                                               1,847
     Other expenses                                                                        47,185
                                                                                       ----------

Total Liabilities                                                                         177,715
                                                                                       ----------

NET ASSETS                                                                             $5,427,668
                                                                                       ==========

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                     $4,990,917
   Accumulated net investment income (loss)                                               (32,816)
   Accumulated net realized gain (loss) from investments                                 (207,446)
   Unrealized appreciation (depreciation) on investments                                  677,013
                                                                                       ----------

NET ASSETS                                                                             $5,427,668
                                                                                       ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   BASED ON NET ASSETS OF $5,427,668 AND 512,750 SHARES OUTSTANDING (UNLIMITED SHARES
     AUTHORIZED)                                                                       $    10.59
                                                                                       ==========

See Notes to Financial Statements.    7


--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income                                                      $   3,300
                                                                        ---------

EXPENSES
   Investment adviser fees                                                 21,888
   Administrator fees                                                      21,073
   Transfer agency fees                                                    17,512
   Shareholder services fees                                                5,472
   Custodian fees                                                          18,239
   Accountant fees                                                         25,660
   Professional fees                                                       15,729
   Trustees' fees and expenses                                                133
   Compliance services fees                                                 6,716
   Registration fees                                                        7,944
   Amortization of deferred offering costs                                  1,128
   Miscellaneous expenses                                                  13,482
                                                                        ---------
Total Expenses                                                            154,976
   Fees waived and expenses reimbursed                                   (118,860)
                                                                        ---------
Net Expenses                                                               36,116
                                                                        ---------

NET INVESTMENT INCOME (LOSS)                                              (32,816)
                                                                        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                               (287,780)
   Net change in unrealized appreciation (depreciation) on investments    377,575
                                                                        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     89,795
                                                                        ---------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $  56,979
                                                                        =========

See Notes to Financial Statements.    8


--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             February 27, 2004 (a)
                                                            Six Months Ended        through
                                                             June 30, 2005     December 31, 2004
                                                            ---------------- ---------------------
OPERATIONS
   Net investment income (loss)                                $  (32,816)        $  (25,595)
   Net realized gain (loss) on investments                       (287,780)           101,551
   Net change in unrealized appreciation (depreciation) on
     investments                                                  377,575            198,771
                                                               ----------         ----------
Increase (Decrease) in Net Assets from Operations                  56,979            274,727
                                                               ----------         ----------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                               1,799,858          2,389,696
   Contributions from organization                                      -          1,054,911
   Redemption of shares                                           (97,305)           (51,230)
   Redemption fees                                                     10                 22
                                                               ----------         ----------
Increase (Decrease) from Capital Transactions                   1,702,563          3,393,399
                                                               ----------         ----------

Increase (Decrease) in Net Assets                               1,759,542          3,668,126

NET ASSETS
   Beginning of Period                                          3,668,126                  -
                                                               ----------         ----------
   End of Period (b)                                           $5,427,668         $3,668,126
                                                               ==========         ==========

SHARE TRANSACTIONS
   Sale of shares                                                 178,275            244,650
   Contributions from organization                                      -            105,491
   Redemption of shares                                            (9,838)            (5,828)
                                                               ----------         ----------
Increase (Decrease) in Shares                                     168,437            344,313
                                                               ==========         ==========
(b) Accumulated net investment income (loss)                   $  (32,816)        $        -
                                                               ==========         ==========

----------------------------------------

(a)Fund commenced operations on February 27, 2004.

See Notes to Financial Statements.    9


--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

                                                                            February 27, 2004 (a)
                                                           Six Months Ended        through
                                                            June 30, 2005     December 31, 2004
                                                           ---------------- ---------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.65             $10.00
                                                                ------             ------

OPERATIONS
   Net investment income (loss)                                  (0.08)(b)          (0.07)
   Net realized and unrealized gain/(loss) on investments         0.02               0.72
                                                                ------             ------
Total from Investment Operations                                 (0.06)              0.65
                                                                ------             ------
Redemption Fees (b)                                                  - (c)              - (c)

NET ASSET VALUE, END OF PERIOD                                  $10.59             $10.65
                                                                ======             ======

TOTAL RETURN (D)                                                 (0.56%)             6.50%

RATIO/SUPPLEMENTARY DATA:
   Net Assets at End of Period
     (000's omitted)                                            $5,428             $3,668
   Ratios to average net assets (e):
     Net expenses                                                 1.65%              1.63%
     Gross expenses (f)                                           7.08%             13.58%
     Net investment income (loss)                                (1.50%)            (1.51%)

PORTFOLIO TURNOVER RATE                                            189%               500%

----------------------------------------

(a)Commenced operations on February 27, 2004.
(b)Calculated based on average shares outstanding during the period.
(c)Less than $0.01 per share.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.    10


--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Adams Harkness Small Cap Growth Fund (the "Fund"). The Fund is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-five investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation by investing at least 80% of its assets plus borrowings in common stock of smaller, lesser known companies whose stocks are traded in the U.S. markets. Smaller companies are defined as those with market capitalizations no greater than $3 billion at the time of their purchase.

On February 27, 2004, Adams Harkness Small Cap Growth Fund acquired various securities in exchange for shares of the Fund. The acquisition of net assets and unrealized gain from this tax-free transaction was as follows:

         DATE OF CONTRIBUTION NET ASSETS SHARES ISSUED UNREALIZED GAIN
         -------------------- ---------- ------------- ---------------
          February 27, 2004   $1,054,911    105,491       $100,667

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared and paid quarterly. Distributions of net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one fund are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEES - If you redeem or exchange your shares within 30 days of purchase, you will be charged a 1.00% redemption fee. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time. For the six months ended June 30, 2005, the Fund collected $10 in redemption fees.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - AH Lisanti Capital Growth, LLC (the "Adviser") serves as the Fund's investment adviser pursuant to an Interim Investment Advisory Agreement between the Trust and the Adviser dated June 30, 2005 (the "Interim Agreement"). Pursuant to the Interim Agreement, the Adviser received an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

Prior to June 30, 2005, the Adviser served as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Trust and the Adviser dated March 1, 2004 (the "Original Agreement"). On June 30, 2005 and prior to the expiration of the initial term of the Original Agreement, Adams Harkness Asset Management, Inc. ("AHAM") transferred to Ms. Mary Lisanti additional membership interests in the Adviser increasing her interest to 51% (the "Transfer"). Since the Transfer would result in an assignment and termination of the Original Agreement pursuant to the terms of the agreement and the Act, the Board unanimously terminated the Original Agreement effective June 30, 2005, and appointed the Adviser, with its restructured ownership as the Fund's investment adviser pursuant to the Interim Agreement.

The terms of the Interim Agreement are identical to those of the Original Agreement, except for the effective period. The Interim Agreement provides for a termination date no later than 150 days from the date of the

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

termination of the original Agreement (June 30, 2005), or upon approval of a new investment Advisory Agreement between the Trust and the Adviser (as restructured) ("the "New Agreement"), whichever is earlier. The Board also approved the New Agreement at its July 7, 2005 meeting. A proxy statement seeking approval of the New Agreement will be mailed to shareholders in August 2005. The terms of the New Agreement are identical to those of the Original Agreement in all respects, including the investment advisory fee payable thereunder, except for the effective date.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Fund pays a shareholder servicing fee at an annual rate up to 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies. The certifying officers of the Trust are also principals of the Distributor.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer, and Principal Financial Officer to the Trust as well as certain additional compliance support functions.

At the July 7, 2005 Board meeting, the Distributor proposed a revised fee for Compliance Services rendered to Forum Funds retroactive from June 1, 2005. The Statement of Operations reflects these new fees approved by the Board.

TRUSTEES AND OFFICERS - Certain Trustees and officers of the Trust are directors, officers or employees of the aforementioned companies.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has contractually agreed to waive its fees and reimburse expenses to limit the Fund's net expenses to 1.65% of its average daily net assets through April 30, 2006. Citigroup and the Distributor have voluntarily waived a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the six months ended June 30, 2005, fees waived and expenses reimbursed were as follows:

       ADVISER  ADVISER   ADMINISTRATOR DISTRIBUTOR TOTAL FEES WAIVED AND
       WAIVED  REIMBURSED    WAIVED       WAIVED     EXPENSES REIMBURSED
       ------- ---------- ------------- ----------- ---------------------
       $21,888  $94,344      $2,198        $430           $118,860

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------


NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $9,623,537 and $8,053,409, respectively, for the six months ended June 30, 2005. The Fund placed a portion of its portfolio transactions with a brokerage firm affiliated with the Adviser. The commissions paid to this affiliated firm were $43,177 for the period.

NOTE 6. FEDERAL TAX INFORMATION AND INVESTMENT TRANSACTIONS

There were no distributions paid during the fiscal year ended December 31, 2004.

As of December 31, 2004, distributable earnings (accumulated losses) on a tax basis were as follows:

                     Undistributed Ordinary Income $ 95,119
                     Undistributed Long-Term Gain     5,063
                     Unrealized Appreciation        279,590
                                                   --------
                     Total                         $379,772
                                                   ========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

NOTE 7. PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 441-7031 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the period ended June 30 is available, without charge and upon request on the Fund's website at www.ahsmallcap.com and on the SEC's website at www.sec.gov.

NOTE 8. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 9. SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------


The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005, through June 30, 2005.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period. The Fund charges redemption fees, which are not included in the following table. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by these amounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund charges redemption fees, which are not included in the following table. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by these amounts.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                       BEGINNING ACCOUNT                         EXPENSES
                             VALUE       ENDING ACCOUNT VALUE      PAID
                        JANUARY 1, 2005     JUNE 30, 2005     DURING PERIOD*
                       ----------------- -------------------- --------------
   Actual Return           $1,000.00          $  994.37           $8.16
   Hypothetical Return     $1,000.00          $1,016.61           $8.25

* Expenses are equal to the fund's annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period.)

                                    [GRAPHIC]




Adams Harkness Small Cap Growth Fund
Two Portland Square
Portland, ME 04101
(800) 441-7031
www.ahsmallcap.com

Investment Adviser
AH Lisanti Capital Growth, LLC
623 Fifth Avenue, 16th Floor
New York, NY 10022

Distributor
Foreside Fund Services, LLC
Two Portland Square, 1st Floor
Portland, ME 04101
(866) 453-5199
www.foresides.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

--------------------------------------------------------------------------------

    JUNE 30, 2005
    (Unaudited)

                                                        SEMI - ANNUAL REPORT

--------------------------------------------------------------------------------

    JORDAN OPPORTUNITY FUND

================================================================================

[LOGO OF A WINDOWPANE FUND] A WINDOWPANE FUND

                                  TABLE OF CONTENTS

Schedule of Investments ................................................... 1

Statement of Assets and Liabilities........................................ 2

Statement of Operations.................................................... 3

Statement of Changes in Net Assets......................................... 4

Financial Highlights....................................................... 5

Notes to Financial Statements.............................................. 6

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

                                         SECURITY
   SHARES                               DESCRIPTION                                  VALUE
-----------            ---------------------------------------------              ----------
COMMON STOCK - 98.1%

CONSUMER DISCRETIONARY - 18.4%
    8,700   Best Buy Co., Inc.                                                   $   596,385
   23,300   Comcast Corp., Class A+                                                  697,835
   10,300   Hovnanian Enterprises, Inc., Class A+                                    671,560
    9,954   KB HOME                                                                  758,793
    7,400   Ryland Group, Inc.                                                       561,438
   21,800   Time Warner, Inc.+                                                       364,278
                                                                                 -----------
                                                                                   3,650,289
                                                                                 -----------
ENERGY - 7.3%
    8,700   Cooper Cameron Corp.+                                                    539,835
   13,500   National-Oilwell Varco, Inc.+                                            641,790
    3,400   Schlumberger, Ltd.                                                       258,196
                                                                                 -----------
                                                                                   1,439,821
                                                                                 -----------
FINANCIALS - 4.5%
    8,700   Goldman Sachs Group, Inc.                                                887,574
                                                                                 -----------
HEALTH CARE - 18.5%
   13,900   Bristol-Myers Squibb Co.                                                 347,222
   11,300   Community Health Systems, Inc.+                                          427,027
   14,200   Gilead Sciences, Inc.+                                                   624,658
   10,400   HCA, Inc.                                                                589,368
   10,500   LifePoint Hospitals, Inc.+                                               530,460
   13,000   Merck & Co., Inc.                                                        400,400
   14,100   Pfizer, Inc.                                                             388,878
    6,800   Triad Hospitals, Inc.+                                                   371,552
                                                                                 -----------
                                                                                   3,679,565
                                                                                 -----------
INDUSTRIALS - 8.1%
   35,000   AU Optronics Corp. ADR                                                   592,900
    6,400   General Dynamics Corp.                                                   701,056
   13,600   LG Philips LCD Co., Ltd. ADR+                                            310,896
                                                                                 -----------
                                                                                   1,604,852
                                                                                 -----------
INFORMATION TECHNOLOGY - 37.6%
   13,000   Apple Computer, Inc.+                                                    478,530
   23,800   Applied Materials, Inc.                                                  385,084
   28,900   Cisco Systems, Inc.+                                                     552,279
   12,200   Corning, Inc.+                                                           202,764
    3,845   Google, Inc., Class A+                                                 1,131,007
   36,500   Hurray! Holding Co., Ltd. ADR+                                           367,920
   26,900   MEMC Electronic Materials, Inc.+                                         424,213
   58,400   Motorola, Inc.                                                         1,066,384
    5,800   Netease.com ADR+                                                         331,238
   32,800   Nokia Corp. ADR                                                          545,792
   16,700   PalmOne, Inc.+                                                           497,159
   15,100   Shanda Interactive
            Entertainment, Ltd. ADR+                                                 555,529
   24,000   Teradyne, Inc.+                                                          287,280
   12,600   The9, Ltd. ADR+                                                          328,104
   23,700   Tom Online, Inc. ADR+                                                    305,493
                                                                                 -----------
                                                                                   7,458,776
                                                                                 -----------
MATERIALS - 3.7%
   31,900   Agnico-Eagle Mines, Ltd.                                                 401,940
    8,700   Newmont Mining Corp.                                                     339,561
                                                                                 -----------
                                                                                     741,501
                                                                                 -----------
Total Common Stock (Cost $17,786,433)                                             19,462,378
                                                                                 -----------
PRINCIPAL
---------
SHORT-TERM INVESTMENTS - 3.1%
MONEY MARKET DEPOSIT ACCOUNT - 3.1%
 $622,122   Citibank Money Market Deposit Account (Cost $622,122)                    622,122
                                                                                 -----------
Total Investments - 101.2% (Cost $18,408,555)*                                   $20,084,500
Other Assets & Liabilities, Net - (1.2%)                                            (230,749)
                                                                                 -----------
NET ASSETS - 100.0%                                                              $19,853,751
                                                                                 ===========

PORTFOLIO HOLDINGS
% OF TOTAL INVESTMENTS

Consumer Discretionary                                                                 18.2%
Energy                                                                                  7.2%
Financials                                                                              4.4%
Health Care                                                                            18.3%
Industrials                                                                             8.0%
Information Technology                                                                 37.1%
Materials                                                                               3.7%
Money Market Deposit Account                                                            3.1%
                                                                                      ------
                                                                                      100.0%
                                                                                      ======

-----------------
+ Non-income producing security.
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation
  (depreciation) consists of:

Gross Unrealized Appreciation                                                      2,080,329
Gross Unrealized Depreciation                                                       (404,384)
                                                                                 -----------
Net Unrealized Appreciation (Depreciation)                                       $ 1,675,945
                                                                                 ===========


See Notes to Financial Statements.                 1

JORDAN OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $18,408,555)                                    $20,084,500
   Receivables:
      Interest and dividends                                                              17,566
   Prepaid expenses                                                                       17,942
   Other assets                                                                            2,808
                                                                                     -----------
Total Assets                                                                          20,122,816
                                                                                     -----------
LIABILITIES
   Payables:
      Investment securities purchased                                                    223,920
   Accrued liabilities:
      Investment advisory fees                                                            16,148
      Trustees' fees and expenses                                                            128
      Compliance services fees                                                             1,613
      Other expenses                                                                      27,256
                                                                                     -----------
Total Liabilities                                                                        269,065
                                                                                     -----------
NET ASSETS                                                                           $19,853,751
                                                                                     ===========
COMPONENTS OF NET ASSETS
   Paid-in capital                                                                   $17,462,416
   Accumulated undistributed (distributions in excess of) net investment income          (80,243)
   Net realized gain (loss) on investments and options                                   795,633
   Net unrealized appreciation (depreciation) of investments                           1,675,945
                                                                                     -----------
NET ASSETS                                                                           $19,853,751
                                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $19,853,751 and 1,871,139 shares outstanding
      (unlimited shares authorized)                                                  $     10.61
                                                                                     ===========

See Notes to Financial Statements.                 2

JORDAN OPPORTUNITY FUND
STATEMENT OF OPERATIONS
PERIOD ENDED JUNE 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income (net foreign withholding taxes of $34)                             $   75,848
                                                                                      ----------
Total Investment Income                                                                   75,848
                                                                                      ----------
EXPENSES
   Investment adviser fees                                                                81,741
   Administrator fees                                                                     21,607
   Transfer agent fees                                                                    10,161
   Custodian fees                                                                          5,293
   Accountant fees                                                                        15,217
   Registration fees                                                                       7,146
   Professional fees                                                                      14,149
   Trustees' fees and expenses                                                               551
   Compliance services fees                                                                6,914
   Amortization of organization costs                                                        883
   Miscellaneous expenses                                                                  7,475
                                                                                      ----------
Total Expenses                                                                           171,137
   Fees waived                                                                           (15,046)
                                                                                      ----------
Net Expenses                                                                             156,091
                                                                                      ----------
NET INVESTMENT INCOME (LOSS)                                                             (80,243)
                                                                                      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                               778,924
   Net realized gain (loss) on options                                                    16,709
                                                                                      ----------
   Net realized gain (loss) on investments and options                                   795,633
                                                                                      ----------
   Net change in unrealized appreciation (depreciation) on investments                 1,675,945
                                                                                      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                 2,471,578
                                                                                      ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                     $2,391,335
                                                                                      ==========

See Notes to Financial Statements.                 3

JORDAN OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                  JANUARY 21, 2005 (a)
                                                                                        THROUGH
                                                                                      JUNE 30, 2005
                                                                                  --------------------
OPERATIONS
   Net investment income (loss)                                                        $   (80,243)
   Net realized gain (loss) on investments and options                                     795,633
   Net change in unrealized appreciation (depreciation) on investments                   1,675,945
                                                                                       -----------
Increase (Decrease) in Net Assets from Operations                                        2,391,335
                                                                                       -----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                                       17,762,426
   Redemption of shares                                                                   (300,010)
                                                                                       -----------
Increase (Decrease) from Capital Share Transactions                                     17,462,416
                                                                                       -----------
Increase (Decrease) in Net Assets                                                       19,853,751

NET ASSETS
   Beginning of period                                                                           -
                                                                                       -----------
   End of period (b)                                                                   $19,853,751
                                                                                       ===========
SHARE TRANSACTIONS
   Sale of shares                                                                        1,902,004
   Redemption of shares                                                                    (30,865)
                                                                                       -----------
Increase (Decrease) in Shares                                                            1,871,139
-----------------                                                                      ===========
(a) Commencement of operations
(b) Accumulated undistributed (distributions in
       excess of) net investment income                                                $   (80,243)
                                                                                       -----------

See Notes to Financial Statements.                    4

JORDAN OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                                 JANUARY 21, 2005 (a)
                                                                                       THROUGH
                                                                                     JUNE 30, 2005
                                                                                 --------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $ 10.00
                                                                                        -------
INVESTMENT OPERATIONS
Net investment income (loss) (b)                                                          (0.04)
Net realized and unrealized gain (loss) on investments                                     0.65
                                                                                        -------
Total from Investment Operations                                                           0.61
                                                                                        -------
NET ASSET VALUE, END OF PERIOD                                                          $ 10.61
                                                                                        =======
TOTAL RETURN (c)                                                                           6.10%

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                                             $19,854
Ratios to Average Net Assets (d):
   Net Expenses                                                                            1.89%
   Gross Expenses (e)                                                                      2.07%
   Net investment income (loss)                                                           (0.97)%

PORTFOLIO TURNOVER RATE                                                                     151%

-----------------
(a) Commencement of operations.
(b) Calculated based on average shares outstanding during the period.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                 5

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Jordan Opportunity Fund (the "Fund"). The Fund is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-five investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.

An agreement and plan of reorganization dated January 21, 2005 between the Trust, on behalf of the Fund, Stolper & Co., Inc. and Stolper Defense Growth Partners L.P. ("SDGP"), a Delaware limited partnership authorized 1) the transfer of substantially all of the assets of SDGP to the Fund in exchange for substantially all of the shares of beneficial interest (no par value per share) of the Fund; 2) the distribution of Fund shares by SDGP to its participating partners in proportion to their positive capital account balances pursuant to SDGP's Limited Partnership agreement, as amended; and 3) the liquidation of SDGP. SDGP maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The reorganization qualified as a tax-free transaction.

The Fund seeks capital appreciation by investing primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size. As a non-diversified fund, the Fund may concentrate its investments in a limited number of issuers.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions of net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one fund are allocated among the respective series in proportion to each series' average daily net assets.

OFFERING COSTS - Offering costs for the Fund of $3,692 consist of fees related to the mailing and printing of the initial prospectus. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund.

REDEMPTION FEES - If you redeem or exchange your shares within 60 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. For the period ended June 30, 2005, there were no redemption fees collected.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
        PARTIES

INVESTMENT ADVISER - Windowpane Advisors, L.L.C. (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

SUB-ADVISER - Hellman, Jordan Management Co., Inc. (the "Sub-Adviser") is the sub-adviser to the Fund. The Sub-Adviser receives an annual advisory fee from the Adviser.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

SHAREHOLDER SERVICE AGENT - The Fund pays a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services to Fund shareholders.

DISTRIBUTOR - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor receives no compensation from the Fund for distribution services rendered to the Fund. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies. The certifying officers of the Trust are also principals of the Distributor.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer and Principal Financial Officer to the Trust as well as certain additional compliance support functions.

At the July 7, 2005 Board meeting, the Distributor proposed a revised fee for compliance services rendered to Forum Funds retroactive from June 1, 2005. The Statement of Operations reflects these new fees approved by the Board.

TRUSTEES AND OFFICERS - Certain Trustees and officers of the Trust are directors, officers or employees of the aforementioned companies.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

Citigroup and the Distributor have voluntarily waived a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the period ended June 30, 2005, fees waived were as follows:

ADMINISTRATION          DISTRIBUTOR           FUND ACCOUNTING           TRANSFER AGENT
--------------          -----------           ---------------           --------------
    $7,435                 $865                    $2,551                    $1,532

Citibank, N.A., the Fund's custodian, also voluntarily waived $2,663 of its custody fee.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $28,769,245 and $26,060,839, respectively, for the period ended June 30, 2005.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of June 30, 2005, distributable earnings (accumulated losses) on a tax basis were as follows:

Ordinary Income                                                $   26,943
Unrealized Appreciation (Depreciation)                          1,641,866
Undistributed 15% Capital Gains                                   723,409
                                                               ----------
Total                                                          $2,392,218
                                                               ==========

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

NOTE 7. PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 441-7013 and on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 will be available, without charge and upon request, by calling (800) 441-7013, or on the Fund's website at www.jordanopportunity.com and on the SEC's website at http://www.sec.gov.

NOTE 8. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 9. SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 21, 2005 through June 30, 2005.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                               BEGINNING           ENDING         EXPENSES
                             ACCOUNT VALUE      ACCOUNT VALUE   PAID DURING
                           JANUARY 21, 2005     JUNE 30, 2005      PERIOD*
                           ----------------     -------------   -----------
Actual Return                  $1,000.00           $1,061.00       $8.59
Hypothetical Return            $1,000.00           $1,013.72       $8.39

-----------------
* The Fund's annualized expense ratio has been adjusted because the Fund has not been in operation for a full six-month period. Expenses are equal to 1.89% multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 to reflect the half-year period.

                 (This page has been left blank intentionally.)

INVESTMENT ADVISOR
Windowpane Advisors, LLC
One America Plaza
600 West Broadway, Suite 1225
San Diego, California 92101
www.windowpanefunds.com

TRANSFER AGENT
Citigroup Fund Services, LLC
Two Portland Square
Portland, Maine 04101

DISTRIBUTOR
Foreside Fund Services, LLC
Two Portland Square, 1st Floor
Portland, Maine 04101
(866) 453-5199
www.foresides.com

JORDAN OPPORTUNITY FUND
P.O. Box 446
Portland, Maine 04112
www.jordanopportunity.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

                                                       FOR MORE INFORMATION

--------------------------------------------------------------------------------

    JORDAN OPPORTUNITY FUND

================================================================================

[LOGO OF A WINDOWPANE FUND] A WINDOWPANE FUND

                                    [GRAPHIC]
                            Polaris Global Value Fund




                               SEMI-ANNUAL REPORT
                                  June 30, 2005
                                   (Unaudited)

                                     [LOGO]
                                     Polaris
                            Capital Management, Inc.
                           http://www.polarisfunds.com

                                 (888) 263-5594

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2005
--------------------------------------------------------------------------------

Dear Fellow Shareholder,                                               [GRAPHIC]

The Polaris Global Value Fund (the "Fund")  advanced 0.68% for the six
months  ended  June  30,  2005,   while  the  Morgan  Stanley  Capital
International  ("MSCI") World Index,  net dividends  reinvested,  (the
"Index")  dropped -0.70%.  The table below shows the Fund also remains ahead  of the  Index  for  the  past 1, 3, 5 and 10  years  and  since inception.


The following table summarizes total returns through June 30, 2005.

                                            -----------------------------------------------------------------
                                                     2005                   As of June 30, 2005
                                            -----------------------------------------------------------------
                                              YTD     QII     QI       1 Yr    3 Yrs   5 Yrs    10 Yrs  ITD
                                            -----------------------------------------------------------------
Polaris Global Value Fund                    0.68%   (0.27)%  0.95%    14.75%  17.72%  13.67%   13.71%  11.71%
MSCI World Index, net dividends reinvested  (0.70)%   0.42%  (1.11)%   10.05%  10.04%  (2.08)%   7.07%   6.42%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-888-263-5594 or visit the Fund's website at www.polarisfunds.com. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% fee. Returns shown for less than 180 days do not reflect this fee; otherwise, if reflected, these returns would have been lower. Returns greater than 1 year are annualized. See page 5 for additional disclosure. The Fund was awarded the 2005 Lipper Fund Award in the Global Multi-Cap Value category. The Fund was measured against 17 peer funds for the three-year period ended December 31, 2004. Lipper presents the award each calendar year to one fund in each category that has achieved a strong trend of risk-adjusted returns relative to other funds in its category.

Performance as of December 31, (total return)

                                           -------------------------------------------------------
                                            1999    2000     2001     2002    2003   2004   YTD*
                                           -------------------------------------------------------
Polaris Global Value Fund                  16.50%  (5.82)%    2.21%    3.82% 47.06% 23.63%   0.68%
MSCI World Index, net dividends reinvested 24.93% (13.18)% (16.82)% (19.89)% 33.11% 14.72% (0.70)%

------------------------------
*  Through June 30, 2005

The world equity markets exhibited "normal" volatility for the first six months of the year, as markets wavered up and down. The U.S. dollar appreciated against the developed world currencies, effectively hurting both international equity returns and that of the Fund when expressed in U.S. dollars. In the first six months of 2005, the MSCI Europe, Australasia and Far East ("EAFE") rose 8.4% in local currency, but because the U.S. dollar appreciated 9.25%, the resulting return in U.S. dollars was -0.85%. Over the same period, the MSCI USA Index was -0.41%. This development was pronounced in the second quarter when, for the first time in more than a year, the U.S. market outperformed international markets (USA 1.66%; EAFE -0.75%).

To note: In our view, over long periods of time, the average annual impact that currency gains and losses have on total equity returns has been quite small (approximately 0.1% over the last 10 or more years). There have been, and will be periods when a sudden rise in the dollar will have a positive or negative impact on international returns in a single quarter or year. However, currency markets are notoriously hard to predict. Even if the U.S. dollar rises further, hurting international stock short-term performance, the currency change may have the

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2005
--------------------------------------------------------------------------------

opposite effect on the stock price of a particular company if the firm's fundamentals are aided by a weak dollar. For instance, companies that export goods could be helped by a devaluation.

During the first six months of 2005, the Fund's top-performing sectors included utilities/resources, healthcare and some financial holdings - which ranged across countries including Canada, Australia, Norway and the United States.

After a period of higher energy prices, utility rates increased as energy firms have passed along higher energy costs to consumers. As a result, the Fund's utility holdings gained. U.S. utility investments including FPL Group, Inc. and TXU Corp. positively contributed to the Fund's performance. A secondary beneficiary of better conditions for utilities is U.S. electrical distribution company WESCO International, Inc. As a result of investments by utilities, strengthening business conditions in construction and solid cost containment, the Wesco stock gained helping the Fund's performance during the period.

Holdings in South African resource companies, Impala Platinum Holdings Ltd. and Sasol, Ltd., advanced within the platinum and energy industries respectively. A new resource holding, Mexico-based cement company Cemex SA de CV, advanced soon after purchase - as current demand appears to exceed the capacity of cement production. However, some resource company investments declined due to apparent investor concern of a global economic slowdown; investor pessimism affected April results and stocks slowly rebounded in May and June.

Managed health care stocks Pacificare Health Systems, Inc., UnitedHealth Group, Inc., and WellPoint, Inc. performed well during the past six months. Health insurance premiums continued to advance strongly while increases in medical costs for the biggest, well-managed firms remained less than health care premium increases.

The Fund's banking holdings suffered slightly in the first quarter, when Federal Funds rate increases led to a decline in banking stocks around the world. Fund management believes the reaction to sell banks stocks due to higher interest rates is often wrong and can present a buying opportunity. Many small- and medium-sized bank stocks in the U.S. declined as valuations were high. However, U.S. banks rebounded in the second quarter, including Astoria Financial Corp., Colony Bancorp, Inc. and Southwest Bancorp, Inc. In addition, the purchase of a controlling stake in Banknorth Group, Inc. by Toronto Dominion Bank of Canada also boosted Fund returns.
Partially offsetting portfolio gains were declines in telecom investments and paper stocks. Paper stocks, including Svenska Cellulosa Aktiebolaget (SCA) and UPM-Kymmene Oyj, were negatively affected due to continued paper capacity increases in the face of slower increases in demand and a union strike and lockout in Finland.

INVESTMENT ENVIRONMENT AND INVESTMENT STRATEGY

For the first time in more than a year, U.S. stocks outperformed international equities (per the corresponding indices) on the back of a burgeoning U.S. economy. However, Fund management considers many U.S. large- and mid-cap companies to be overvalued - and the situation is only further exacerbated by the appreciating dollar.
In our view, a revitalized U.S. economy is a typical precursor to a rebound in other world markets - this cycle has been no different. In fact this cycle may be more influenced by the growth of emerging economies such as India and China. Following nearly 120 meetings/conversations with company management teams across the globe (including research trips to Japan and Qatar) during the past six months, Fund management believes that the global economies are continuing to strengthen at a measured pace.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2005
--------------------------------------------------------------------------------


Japan and Korea are countries under review; sectors currently showing good value in our view include energy, shipping, ship-building, healthcare, auto parts, homebuilding, telecommunications and various industrial sectors.

In particular, resource stocks appear appealing, as they have generally soared on the back of high oil prices and a multi-year rally in the metal market. Our careful bottom-up stock analysis has identified platinum, paper, energy and base materials as continuing to offer excellent risk/return opportunities.

JUNE 30, 2005 ASSET ALLOCATION:

The following table shows the Fund's asset allocation at June 30, 2005.

                                           Polaris Global Value Fund Asset Allocation
                       -----------------------------------------------------------------------------------
                                                                       Africa &         Industry  Market
                       N. America Japan Other Asia Europe Scandinavia S. America  Cash   Totals  Weighting
                       -----------------------------------------------------------------------------------
Energy                   1.29%    0.00%   0.00%    2.46%    0.00%       1.46%    0.00%   5.21%     9.34%
Utilities                2.70%    2.43%   0.00%    0.00%    0.00%       0.00%    0.00%   5.13%     4.22%
Materials                2.40%    2.37%   1.12%    2.41%    3.48%       2.36%    0.00%  14.14%     5.07%
Industrials              5.00%    0.00%   0.00%    2.08%    5.40%       0.00%    0.00%  12.48%    10.16%
Consumer Discretionary   3.61%    0.00%   0.00%    9.53%    1.16%       0.00%    0.00%  14.30%    12.16%
Consumer Staples         0.00%    0.00%   0.00%    1.32%    0.39%       0.00%    0.00%   1.71%     8.49%
Health Care              4.35%    0.00%   0.00%    0.00%    0.00%       0.00%    0.00%   4.35%    10.71%
Financials               17.10%   0.00%   0.00%    3.62%    1.28%       0.00%    0.00%  22.00%    24.07%
Information Technology   0.00%    0.00%   2.24%    0.00%    0.00%       0.00%    0.00%   2.24%    11.19%
Telecom. Services        1.22%    0.83%   1.31%    0.99%    0.00%       0.00%    0.00%   4.35%     4.59%
Other                    0.00%    0.00%   0.00%    0.00%    0.00%       0.00%    0.00%   0.00%     0.00%
Cash                     0.00%    0.00%   0.00%    0.00%    0.00%       0.00%    14.09% 14.09%     0.00%
                       -----------------------------------------------------------------------------------
Portfolio Weighting      37.67%   5.63%   4.67%    22.41%   11.71%      3.82%    14.09% 100.00%
                       ===================================================================================
World Market Weighting   56.60%   9.45%   3.63%    27.95%   2.37%       0.00%    0.00%            100.00%
                       -----------------------------------------------------------------------------------

Lastly, we would like to note that total expenses of the Fund for the semi-annual period were 1.34%. This is down from 1.48% for the 2004 fiscal year (Financial Highlights p. 12).

As always, we welcome your questions and comments.

Sincerely,

/s/ Bernard R. Horn, Jr.
Bernard R. Horn, Jr.
Portfolio Manager

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2005
--------------------------------------------------------------------------------


The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund's fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

On June 1, 1998, a limited partnership managed by Polaris Capital Management, Inc. reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership's performance had been readjusted to reflect the first year expenses of the Fund, the Fund's performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The MSCI World, EAFE, and USA Indexes measure the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World, net is unmanaged and includes the reinvestment of dividends, net of withholding taxes. The MSCI World, EAFE, Europe and USA Indexes measure the performance of stock markets in these geographic areas including reinvestment of gross dividends. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publically traded large capitalization stocks. One cannot invest directly in an index.

The views in this report were those of the Fund manager as of June 30, 2005, and may not reflect the views of the manager on the date this letter is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2005
--------------------------------------------------------------------------------

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the "Fund") compared with the Morgan Stanley Capital International World Index ("MSCI"), over the past 10 fiscal years. The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment. Past performance is not predictive nor a guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month end performance please call
(888) 263-5594 or visit the Fund's website at www.polarisfunds.com

     Average Annual Total Return as of 06/30/05 One Year Five Year Ten Year
     ------------------------------------------ -------- --------- --------
             Polaris Global Value Fund           14.75%   13.67%    13.71%
             MSCI                                10.05%   (2.08)%    7.07%

     Investment Value on 06/30/05
     ----------------------------
             Polaris Global Value Fund          $36,150
             MSCI                               $19,801

             Comparison of Change in Value of a $10,000 Investment

                                    [CHART]

            Polaris Global Value Fund         MSCI World Index
            -------------------------         ----------------
 6/30/1995          $10,000                      $10,000
 7/31/1995           10,490                       10,498
 8/31/1995           10,613                       10,262
 9/30/1995           11,053                       10,559
10/31/1995           10,988                       10,390
11/30/1995           11,187                       10,749
12/31/1995           11,214                       11,061
 1/31/1996           11,139                       11,258
 2/29/1996           11,334                       11,325
 3/31/1996           11,462                       11,511
 4/30/1996           12,035                       11,779
 5/31/1996           12,369                       11,787
 6/30/1996           12,241                       11,844
 7/31/1996           11,751                       11,423
 8/31/1996           12,235                       11,552
 9/30/1996           12,703                       12,002
10/31/1996           12,767                       12,083
11/30/1996           13,634                       12,758
12/31/1996           13,831                       12,551
 1/31/1997           14,483                       12,700
 2/28/1997           14,505                       12,844
 3/31/1997           14,408                       12,588
 4/30/1997           14,857                       12,997
 5/31/1997           16,095                       13,796
 6/30/1997           17,355                       14,482
 7/31/1997           18,929                       15,147
 8/31/1997           18,594                       14,131
 9/30/1997           19,902                       14,897
10/31/1997           18,676                       14,110
11/30/1997           18,418                       14,357
12/31/1997           18,609                       14,530
 1/31/1998           18,596                       14,932
 2/28/1998           19,578                       15,940
 3/31/1998           20,230                       16,611
 4/30/1998           20,698                       16,771
 5/31/1998           20,130                       16,558
 6/30/1998           19,285                       16,948
 7/31/1998           19,043                       16,919
 8/31/1998           15,319                       14,660
 9/30/1998           15,420                       14,917
10/31/1998           16,326                       16,263
11/30/1998           17,171                       17,227
12/31/1998           16,962                       18,066
 1/31/1999           16,489                       18,459
 2/28/1999           16,180                       17,966
 3/31/1999           16,304                       18,711
 4/30/1999           18,486                       19,446
 5/31/1999           17,724                       18,733
 6/30/1999           19,021                       19,604
 7/31/1999           19,391                       19,542
 8/31/1999           19,309                       19,505
 9/30/1999           18,547                       19,313
10/31/1999           18,897                       20,314
11/30/1999           18,753                       20,883
12/31/1999           19,762                       22,571
 1/31/2000           18,986                       21,276
 2/29/2000           17,967                       21,331
 3/31/2000           18,898                       22,802
 4/30/2000           18,610                       21,836
 5/31/2000           18,499                       21,280
 6/30/2000           19,053                       21,994
 7/31/2000           18,853                       21,372
 8/31/2000           19,629                       22,065
 9/30/2000           18,344                       20,889
10/31/2000           17,856                       20,537
11/30/2000           17,413                       19,287
12/31/2000           18,612                       19,597
 1/31/2001           19,856                       19,974
 2/28/2001           19,621                       18,284
 3/31/2001           18,917                       17,080
 4/30/2001           19,949                       18,339
 5/31/2001           20,161                       18,100
 6/30/2001           19,762                       17,530
 7/31/2001           19,339                       17,296
 8/31/2001           19,363                       16,463
 9/30/2001           16,312                       15,010
10/31/2001           16,804                       15,297
11/30/2001           18,377                       16,199
12/31/2001           19,024                       16,300
 1/31/2002           19,404                       15,804
 2/28/2002           20,591                       15,665
 3/31/2002           22,444                       16,355
 4/30/2002           23,180                       15,799
 5/31/2002           23,085                       15,826
 6/30/2002           22,159                       14,863
 7/31/2002           19,902                       13,609
 8/31/2002           20,116                       13,632
 9/30/2002           18,525                       12,131
10/31/2002           18,952                       13,025
11/30/2002           20,259                       13,725
12/31/2002           19,749                       13,058
 1/31/2003           19,393                       12,660
 2/28/2003           18,845                       12,439
 3/31/2003           18,512                       12,398
 4/30/2003           20,487                       13,496
 5/31/2003           22,272                       14,265
 6/30/2003           23,033                       14,510
 7/31/2003           24,413                       14,803
 8/31/2003           25,460                       15,121
 9/30/2003           25,317                       15,212
10/31/2003           27,245                       16,113
11/30/2003           27,982                       16,357
12/31/2003           29,043                       17,381
 1/31/2004           30,105                       17,660
 2/29/2004           30,780                       17,956
 3/31/2004           31,359                       17,837
 4/30/2004           30,466                       17,472
 5/31/2004           30,708                       17,631
 6/30/2004           31,504                       17,993
 7/31/2004           30,563                       17,405
 8/31/2004           31,021                       17,482
 9/30/2004           31,890                       17,812
10/31/2004           32,348                       18,248
11/30/2004           34,567                       19,207
12/31/2004           35,907                       19,940
 1/31/2005           35,495                       19,491
 2/28/2005           37,169                       20,109
 3/31/2005           36,247                       19,720
 4/30/2005           34,840                       19,289
 5/31/2005           35,640                       19,631
 6/30/2005           36,150                       19,801

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

             Shares         Security Description          Value
            --------- -------------------------------- ------------
            COMMON STOCK - 85.8%
            AUTOMOBILES & COMPONENTS - 4.6%
               56,720 Autoliv, Inc.                    $  2,484,336
               34,940 Continental AG                      2,521,094
              238,560 Ford Motor Co.                      2,442,854
               41,350 Peugeot SA                          2,451,965
                                                       ------------
                                                          9,900,249
                                                       ------------
            BANKS - 20.5%
              160,086 ABC Bancorp                         2,894,355
              111,589 ABN Amro Holdings NV                2,749,196
              106,810 Astoria Financial Corp.             3,040,881
              165,580 Banco Bilboa Vizcaya
                      Argentaria SA                       2,557,870
               62,037 Colony Bankcorp, Inc.               1,863,592
               95,579 Commercial Capital Bancorp, Inc.    1,597,125
              263,590 DNB NOR ASA                         2,751,693
              132,840 HF Financial Corp.                  2,899,897
               97,412 International Bancshares Corp.      2,755,786
              292,397 Lloyds TSB Group plc                2,479,007
               80,700 National City Corp.                 2,753,484
               97,402 North Fork Bancorp., Inc.           2,736,022
               88,480 South Financial Group, Inc.         2,514,602
              122,410 Southwest Bancorp, Inc.             2,506,957
              121,997 Sovereign Bancorp, Inc.             2,725,413
               86,514 TD Banknorth, Inc.                  2,578,117
               59,510 Webster Financial Corp.             2,778,522
                                                       ------------
                                                         44,182,519
                                                       ------------
            CAPITAL GOODS - 8.3%
               67,130 Ametek, Inc.                        2,809,391
               42,890 Compagnie de Saint-Gobain           2,382,836
            1,193,920 FKI plc                             2,081,174
               71,630 KCI Konecranes Oyj                  3,056,849
               34,660 Kone Oyj, Class B+                  2,077,082
               59,540 Toro Co.                            2,298,839
               95,250 YIT-Yhtyma Oyj                      3,182,688
                                                       ------------
                                                         17,888,859
                                                       ------------
            COMMERCIAL SERVICES & SUPPLIES - 3.8%
              115,760 Adesa, Inc.                         2,520,095
              131,623 Cendant Corp.                       2,944,407
              180,230 Central Parking Corp.               2,478,163
                1,010 Mac-Gray Corp.+                         9,262
                4,332 PHH Corp.+                            111,419
                                                       ------------
                                                          8,063,346
                                                       ------------

            Shares          Security Description           Value
           --------- ---------------------------------- ------------
           CONSUMER DURABLES & APPAREL - 7.2%
             211,320 Barratt Developments plc           $  2,713,941
             156,710 Bellway plc                           2,424,103
              36,360 Christian Dior SA                     2,821,642
             324,450 Crest Nicholson plc                   2,233,174
             331,563 George Wimpey plc                     2,609,001
             193,598 Persimmon plc                         2,710,164
                                                        ------------
                                                          15,512,025
                                                        ------------
           ENERGY - 5.2%
             103,840 ENI SpA                               2,678,971
              52,000 Marathon Oil Corp.                    2,775,240
             101,880 Repsol YPF SA                         2,609,904
             115,870 Sasol, Ltd.                           3,139,106
                                                        ------------
                                                          11,203,221
                                                        ------------
           FOOD, BEVERAGE & TOBACCO - 1.7%
             162,700 Aker Seafoods ASA+                      833,683
             645,381 Greencore Group plc                   2,812,799
             140,500 Parmalat Finanziaria SpA+++              16,159
                                                        ------------
                                                           3,662,641
                                                        ------------
           HEALTH CARE EQUIPMENT & SERVICES - 4.4%
              47,500 Pacificare Health Systems, Inc.+      3,393,875
              56,674 UnitedHealth Group, Inc.              2,954,982
              43,300 WellPoint, Inc.+                      3,015,412
                                                        ------------
                                                           9,364,269
                                                        ------------
           INSURANCE - 1.4%
              72,080 Stewart Information Services Corp.    3,027,360
                                                        ------------
           MATERIALS - 14.1%
              29,800 BHP Billiton, Ltd. ADR                  813,540
             125,700 BHP Billiton plc                      1,604,201
              67,488 Cemex SA de CV ADR PAR                2,862,841
             103,606 CRH plc                               2,729,378
              35,690 Imerys SA                             2,460,709
              31,170 Impala Platinum Holdings, Ltd.        2,788,353
             125,000 Maruichi Steel Tube, Ltd.             2,684,776
             140,290 Methanex Corp.                        2,299,986
             206,940 Sappi, Ltd.                           2,288,429
           1,017,000 Showa Denko K.K.                      2,413,780
              71,420 Svenska Cellulosa AB, Class B         2,286,479
             120,010 UPM-Kymmene Oyj                       2,305,761
             182,220 Yara International ASA                2,898,663
                                                        ------------
                                                          30,436,896
                                                        ------------
           RETAILING - 1.4%
              96,580 WESCO International, Inc.+            3,030,680
                                                        ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

             Shares         Security Description          Value
            ---------- ------------------------------- ------------
            SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.1%
                 1,400 Samsung Electronics Co., Ltd.   $    669,182
                 7,020 Samsung Electronics Co., Ltd.
                       GDR(+/-)                           1,677,736
                                                       ------------
                                                          2,346,918
                                                       ------------
            SOFTWARE & Services - 0.8%
                 2,640 eAccess, Ltd.                      1,779,695
                                                       ------------
            TECHNOLOGY HARDWARE & EQUIPMENT - 1.2%
                26,300 Samsung SDI Co., Ltd.              2,470,953
                                                       ------------
            TELECOMMUNICATION SERVICES - 3.5%
               223,410 Portugal Telecom SGPS SA           2,120,502
                16,010 SK Telecom Co., Ltd.               2,819,371
                76,180 Verizon Communications, Inc.       2,632,019
                                                       ------------
                                                          7,571,892
                                                       ------------
            TRANSPORTATION - 1.5%
               226,200 Camillo Eitzen & Co.               2,326,769
                34,660 Cargotec Corp., B Shares+            968,046
                                                       ------------
                                                          3,294,815
                                                       ------------
            UTILITIES - 5.1%
                67,360 FPL Group, Inc.                    2,833,162
               132,000 Kansai Electric Power Co., Inc.    2,656,439
               107,600 Tokyo Electric Power Co., Inc.     2,568,378
                35,800 TXU Corp.                          2,974,622
                                                       ------------
                                                         11,032,601
                                                       ------------
            Total Common Stock (Cost $157,491,294)      184,768,939
                                                       ------------
            Principal
             Amount
            ----------
            SHORT-TERM INVESTMENTS - 14.0%
            CERTIFICATES OF DEPOSIT - 0.0%
            $   26,764 Middlesex Savings Bank, 2.50%,
                       11/25/05                              26,764
                26,714 Stoneham Savings Bank, 1.98%,
                       11/25/05                              26,714
                                                       ------------
            Total Certificates of Deposit
                       (Cost $53,478)                        53,478
                                                       ------------

------------------------------

            Principal
             Amount          Security Description          Value
            ---------- -------------------------------- ------------
            COMMERCIAL PAPER# - 14.0%
            $6,831,000 American Express Credit Corp.,
                       3.23%, 07/07/05                  $  6,831,000
             8,452,000 Citigroup Funding, Inc., 3.23%,
                       07/06/05                            8,452,000
             6,774,000 General Electric Capital Corp.,
                       3.05%, 07/01/05                     6,774,000
             8,102,000 Prudential Funding Corp., 3.20%,
                       07/05/05                            8,102,000
                                                        ------------
            Total Commercial Paper
                       (Cost $30,159,000)                 30,159,000
                                                        ------------
            Total Short-Term Investments
                       (Cost $30,212,478)                 30,212,478
                                                        ------------
            Total Investments - 99.8%
                       (Cost $187,703,772)**             214,981,417
            Other Assets and Liabilities, Net - 0.2%         519,303
                                                        ------------
            Net Assets - 100.0%                         $215,500,720
                                                        ============

GEOGRAPHIC DIVERSIFICATION OF EQUITY HOLDINGS*
% of Total Equity Holdings:

                         49.4% United States of America
                          8.8% ...........Great Britain
                          5.6% ...................Japan
                          5.4% .................Finland
                          4.7% ..................France
                          4.1% ..................Norway
                          3.8% ............South Africa
                          3.5% .............South Korea
                          2.6% .................Ireland
                          2.4% ...................Spain
                          2.2% ..................Sweden
                          1.3% ..................Mexico
                          1.3% .............Netherlands
                          1.2% ...................Italy
                          1.2% .................Germany
                          1.1% ..................Canada
                          1.0% ................Portugal
                          0.4% ...............Australia

ADR   American Depositary Receipt.
GDR   Global Depositary Receipt.
+     Non-income producing security.
(+/-) Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $1,677,736 or 0.8% of net assets.
*     Includes Common Stock, Preferred Stock and Real Estate Investment Trust.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

++ Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities. At the end of the period, the value of these securities amounted to $16,159 or less than 0.1% of net assets.

                                                        Acquisition
          Security                Acquisition Date         Cost
          --------               -----------------      -----------
      Parmalat Finanziaria SpA   11/27/02-11/29/02       $344,132

#     Yields shown are annualized yields at time of purchase.
** Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

      Gross Unrealized Appreciation                     $32,001,089
      Gross Unrealized Depreciation                      (4,723,444)
                                                        -----------
      Net Unrealized Appreciation (Depreciation)        $27,277,645
                                                        ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005
--------------------------------------------------------------------------------

ASSETS
  Total investments, at value (Cost $187,703,772)                                                    $214,981,417
  Cash                                                                                                        784
  Foreign currency (Cost $93,131)                                                                          93,034
  Receivables:
    Fund shares sold                                                                                      408,698
    Interest and dividends                                                                                255,139
  Prepaid expenses                                                                                         16,309
                                                                                                     ------------
Total Assets                                                                                          215,755,381
                                                                                                     ------------

LIABILITIES
  Accrued Liabilities:
    Investment adviser fees                                                                               174,257
    Trustees' fees and expenses                                                                             2,158
    Compliance services fees                                                                                2,430
    Other expenses                                                                                         75,816
                                                                                                     ------------
Total Liabilities                                                                                         254,661
                                                                                                     ------------

NET ASSETS                                                                                           $215,500,720
                                                                                                     ============

COMPONENTS OF NET ASSETS
  Paid-in capital                                                                                    $186,765,074
  Accumulated undistributed (distributions in excess of) net investment income                          1,515,737
  Net realized gain (loss) on investments and foreign currency transactions                              (122,714)
  Net realized gain (loss) on options                                                                      69,261
  Unrealized appreciation (depreciation) of investments and foreign currency translations              27,273,362
                                                                                                     ------------

NET ASSETS                                                                                           $215,500,720
                                                                                                     ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 Based on net assets of $215,500,720 and 14,464,012 shares outstanding (unlimited shares authorized) $      14.90
                                                                                                     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income (net of foreign withholding taxes $108,719)             $2,695,949
  Interest income                                                            289,039
                                                                          ----------
Total Investment Income                                                    2,984,988
                                                                          ----------

EXPENSES
  Investment adviser fees                                                    924,226
  Administrator fees                                                          76,219
  Transfer agent fees                                                         66,822
  Custodian fees                                                              54,123
  Accountant fees                                                             34,467
  Professional fees                                                           35,806
  Registration fees                                                           10,931
  Trustees' fees and expenses                                                  5,944
  Compliance services fees                                                     8,535
  Miscellaneous expenses                                                      25,585
                                                                          ----------
Total Expenses                                                             1,242,658
  Fees waived                                                                 (2,347)
                                                                          ----------
Net Expenses                                                               1,240,311
                                                                          ----------

NET INVESTMENT INCOME (LOSS)                                               1,744,677
                                                                          ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS

Realized Gain (Loss) on:
  Investments                                                                248,206
  Foreign currency transactions                                              (51,448)
                                                                          ----------
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions    196,758
                                                                          ----------

Change in Unrealized Appreciation (Depreciation) on:
  Investments                                                               (910,150)
  Foreign currency translations                                              (10,866)
                                                                          ----------
Net Change in Unrealized Appreciation (Depreciation) on Investments
 and Foreign Currency Translations                                          (921,016)
                                                                          ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS                                          (724,258)
                                                                          ----------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $1,020,419
                                                                          ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           Six Months Ended    Year Ended
                                                            June 30, 2005   December 31, 2004
                                                           ---------------- -----------------
OPERATIONS
  Net investment income (loss)                               $  1,744,677     $    592,764
  Net realized gain (loss) on investments and
   foreign currency transactions                                  196,758         (187,695)
  Net change in unrealized appreciation (depreciation) on
   investments and foreign currency translations                 (921,016)      18,986,606
                                                             ------------     ------------
Increase (Decrease) in Net Assets Resulting
 from Operations                                                1,020,419       19,391,675
                                                             ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                 -         (785,574)
  Net realized gain on investments                                      -          (30,746)
                                                             ------------     ------------
Total Distributions to Shareholders                                     -         (816,320)
                                                             ------------     ------------

CAPITAL SHARE TRANSACTIONS
  Sale of shares                                               84,785,111      100,571,051
  Reinvestment of distributions                                         -          772,224
  Redemption of shares                                        (13,357,563)     (13,649,294)
  Redemption fees                                                  42,943           65,555
                                                             ------------     ------------
Increase (Decrease) from Capital Share Transactions            71,470,491       87,759,536
                                                             ------------     ------------
Increase (Decrease) in Net Assets                              72,490,910      106,334,891

NET ASSETS
  Beginning of Period                                         143,009,810       36,674,919
                                                             ------------     ------------
  End of Period(a)                                           $215,500,720     $143,009,810
                                                             ============     ============

SHARE TRANSACTIONS
  Sale of shares                                                5,708,113        7,617,953
  Reinvestment of distributions                                         -           52,229
  Redemption of shares                                           (904,149)      (1,055,194)
                                                             ------------     ------------
Increase (Decrease) in Shares                                   4,803,964        6,614,988
                                                             ============     ============

(a) Accumulated undistributed (distributions in excess of)
    net investment income                                    $  1,515,737     $   (228,940)
                                                             ============     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


These financial highlights reflect selected data for a share outstanding throughout each period:

                                           January 1,                                             June 1,    June 1,  June 1,
                                              2005                    Year Ended                  2001(a)     2000     1999
                                            through     --------------------------------------    through    through  through
                                            June 30,    December 31,  December 31, December 31, December 31, May 31,  May 31,
                                              2005          2004          2003         2002         2001      2001     2000
                                           ----------   ------------  ------------ ------------ ------------ -------  -------
NET ASSET VALUE, Beginning of
 Period                                     $  14.80      $  12.04      $  8.30      $  8.01      $  8.59    $  8.35  $  8.61
                                            --------      --------      -------      -------      -------    -------  -------
INVESTMENT OPERATIONS
  Net investment income (loss)                  0.14(b)       0.05         0.04         0.05           --(c)    0.06     0.07
  Net realized and unrealized gain (loss)
   on investments, options and foreign
   currency transactions                       (0.04)         2.78         3.86         0.20        (0.48)      0.63     0.32
                                            --------      --------      -------      -------      -------    -------  -------
Total from Investment Operations                0.10          2.83         3.90         0.25        (0.48)      0.69     0.39
                                            --------      --------      -------      -------      -------    -------  -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net investment income                            -         (0.08)       (0.03)       (0.02)       (0.06)     (0.02)   (0.31)
  In excess of net investment income               -             -            -            -        (0.04)         -        -
  Net realized gain on investments,
   options and foreign currency
   transactions                                    -             -(c)     (0.13)           -            -      (0.43)   (0.34)
                                            --------      --------      -------      -------      -------    -------  -------
Total Distributions to Shareholders                -         (0.08)       (0.16)       (0.02)       (0.10)     (0.45)   (0.65)
                                            --------      --------      -------      -------      -------    -------  -------
Redemption Fee(b)                                  -(c)       0.01            -(c)      0.06            -          -        -
                                            --------      --------      -------      -------      -------    -------  -------
NET ASSET VALUE, End of Period              $  14.90      $  14.80      $ 12.04      $  8.30      $  8.01    $  8.59  $  8.35
                                            ========      ========      =======      =======      =======    =======  =======
TOTAL RETURN(d)                                 0.68%        23.63%       47.06%        3.82%       (5.64)%     8.98%    4.37%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period
 (000's omitted)                            $215,501      $143,010      $36,675      $23,341      $16,925    $18,501  $19,267
Ratios to Average Net Assets:(e)
  Net investment income (loss)                  1.89%         0.73%        0.52%        0.51%       (0.18)%     0.74%    0.70%
  Net expenses                                  1.34%         1.48%        1.75%        1.75%        1.75%      1.75%    1.75%
  Gross expenses(f)                             1.34%         1.48%        1.86%        2.00%        2.24%      2.05%    2.12%
PORTFOLIO TURNOVER RATE                            6%           15%          26%          40%          36%        34%      38%

------------------------------
(a)Effective June 1, 2001, the Fund changed its fiscal year end from May 31 to December 31.
(b)Calculated based on average shares outstanding during the period.
(c)Amount rounds to less than $0.01 per share.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to the Polaris Global Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-five portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation by investing primarily in common stocks (including ADRs) of companies of any size located worldwide (including emerging market countries).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the prices or values available are unreliable.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCIES - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the investment adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund. Realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEE - The Fund charges a redemption fee of 1.00% of net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of the remaining shareholders and is paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund uses the first-in,

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is accounted for as paid-in capital. The Fund collected $42,943 in redemption fees during the six months ended June 30, 2005.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - Polaris Capital Management, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

INVESTMENT ADVISORY CONTRACT APPROVAL - At the February 7, 2005 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the Administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (3) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In particular, the Board focused on the factors discussed below.

The Board met with representatives of the Adviser and discussed the Adviser's approach to managing the Fund. The Board also discussed with the Adviser the adequacy of its resources. The Board concluded, after meeting with a representative of the Adviser, that the Adviser possessed the fundamental resources necessary to meet its investment mandate. The Board considered the recent growth in Fund assets, which increased during 2004 from $50 million in January 2004 to $141.7 million as of December 31, 2004. The Board also considered the Adviser's compensation and profitability attributable to providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. In this regard, the Board noted that the Adviser's contractual advisory fee and total expenses were above the mean and median advisory fee and total expenses for its Lipper Inc. peer group. The Board noted, however, that the Fund currently holds a five-star overall rating from Morningstar. The Board also noted that the Fund had outperformed its benchmarks and been ranked number one in its Lipper Inc. peer group for the one- and three-year periods ended December 31, 2004 and number two for the five-year period. The Board concluded that the Fund's performance was reasonable in comparison to its peers and benchmark. The Board also concluded that the Fund benefited from the Adviser's management of the Fund.

The Board then considered the financial solvency of the Adviser after reviewing the Adviser's financial summary (and its Errors and Omissions Insurance policy). Based on the foregoing, the Board concluded that the Adviser appeared to be economically viable.

The Board also considered other services rendered by the Adviser to the Fund including the Adviser's (i) marketing services including arrangement of the availability of Fund shares on mutual fund platforms such as Fidelity, Schwab, TD Waterhouse, Ameritrade and ScottTrade and (ii) compensation to Schwab of $30,000 per

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

year for maintaining the Fund on its transaction fee networks. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Adviser.

Finally, the Adviser represented that it did not have soft dollar arrangements with other parties and did not receive any other benefits from its relationship with the Fund. Based on the foregoing representation, the Board concluded that the extent of other benefits received by the Adviser from its relationship with the Fund was not a material factor to consider in approving the continuation of the Advisory Agreement.

Prior to voting, the Board reviewed a memorandum from counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement in a private session with counsel at which no representatives of the Adviser were present. Based upon its review, the Board concluded that the approval of the Advisory Agreement was reasonable, fair and in the best interests of the Fund and its respective shareholders.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC, through its various affiliates ("Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Fund pays a shareholder servicing fee at an annual rate of 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services. The Fund did not pay any shareholder service fees pursuant to the plan for the six months ended June 30, 2005.

DISTRIBUTOR - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies. The certifying officers of the Trust are also principals of the Distributor.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer and Principal Financial Officer to the Trust as well as certain additional compliance support functions.

At the July 7, 2005 Board meeting, the Distributor proposed a revised fee for compliance services rendered to Forum Funds retroactive from June 1, 2005. The Statement of Operations reflects these new fees approved by the Board.

TRUSTEES AND OFFICERS - Certain Trustees and officers of the Trust are directors, officers or employees of the aforementioned companies.

NOTE 4. WAIVER OF FEES

Citigroup and the Distributor have voluntarily waived a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the six months ended June 30, 2005, fees waived were as follows:

         Administrator Transfer Agent Accountant Distributor Total Fees
            Waived         Waived       Waived     Waived      Waived
         ------------- -------------- ---------- ----------- ----------
             $859           $547         $58        $883       $2,347

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------


NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, were $66,200,692 and $10,354,447, respectively, for the six months ended June 30, 2005.

NOTE 6. FEDERAL INCOME TAX INFORMATION AND INVESTMENT TRANSACTIONS

As of December 31, 2004, distributable earnings on a tax basis were as follows:

                   Undistributed Ordinary Income $   184,794
                   Unrealized Appreciation        27,728,081
                   Capital and Other Losses         (169,994)
                                                 -----------
                   Total                          27,742,881
                                                 ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, Passive Foreign Investment Company (mark to market) adjustments, straddle loss deferrals and Real Estate Investment Trust reallocations.

For tax purposes, the current year post-October currency loss was $27,651. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

As of December 31, 2004, the Fund has a capital loss carryover to offset future capital gains of $169,994, expiring in 2012.

NOTE 7. PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 263-5594 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, is available, without charge and upon request, by calling (888) 263-5594 and on the SEC's website at www.sec.gov.

NOTE 8. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov. or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 9. SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                Beginning       Ending      Expenses
                              Account Value  Account Value Paid During
                             January 1, 2005 June 30, 2005   Period*
                             --------------- ------------- -----------
         Actual Return          $1,000.00      $1,006.76      $6.67
         Hypothetical Return    $1,000.00      $1,018.15      $6.71

* Expenses are equal to the Fund's annualized expense ratio 1.34%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).

NOTE 10. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At its June 8, 2005 meeting, the Trust's Board of Trustees approved Deloitte & Touche LLP ("Deloitte") as the new independent registered public accounting firm for the Fund, subject to the resignation of KPMG LLP ("KPMG") as the independent registered public accounting firm of the Fund. The decision to replace KPMG with Deloitte was motivated by the fact that Deloitte already serves as the independent registered public accounting firm for a majority of the Trust's other series. During the Fund's past two fiscal years and through the date of KPMG's resignation, the Fund had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

                                    [GRAPHIC]

                            Polaris Global Value Fund

                              SEMI-ANNUAL REPORT
                                 June 30, 2005
                                  (Unaudited)

                                    [LOGO]
                                   Polaris
                          Capital Management, Inc.
                          http://www.polarisfunds.com

                                (888) 263-5594

                              INVESTMENT ADVISER
                       Polaris Capital Management, Inc.
                               125 Summer Street
                               Boston, MA 02110

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                 P.O. Box 446
                              Portland, ME 04112

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101
                                (866) 453-5199
                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

Semi-Annual Report

June 30, 2005
(Unaudited)

                                 W I N S L O W
--------------------------------------------------------------------------------
                               GREEN GROWTH FUND

                                    [GRAPHIC]




TABLE OF CONTENTS
--------------------------------------------------------------------------------



                    A MESSAGE TO OUR SHAREHOLDERS        2

                    PERFORMANCE CHART AND ANALYSIS       5

                    SCHEDULE OF INVESTMENTS              6

                    STATEMENT OF ASSETS AND LIABILITIES 11

                    STATEMENT OF OPERATIONS             12

                    STATEMENTS OF CHANGES IN NET ASSETS 13

                    FINANCIAL HIGHLIGHTS                14

                    NOTES TO FINANCIAL STATEMENTS       15


WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

We are pleased to provide you with the 2005 semi-annual report for the Winslow Green Growth Fund (the "Fund").

The Fund ended the first half with a net asset value per share of $15.94, up 0.25% for the six months ended June 30, 2005. The Russell 2000 Growth Index, the Fund's benchmark, was down 3.58% in the same six month period ended
June 30, 2005. For the one-, three-, five- and ten-year periods, the Fund's average annual returns were 12.60%, 19.51%, -0.04% and 19.36%, respectively, versus 4.29%, 11.37%, -4.51% and 5.16% for the Russell 2000 Growth Index. For additional performance related information please refer to the Performance Chart and Analysis section found on page 5.

The Fund experienced a strong second quarter following a soft first quarter. The net results for the first six months put the Fund relatively flat for the year versus a modest loss for our benchmark, the Russell 2000 Growth.

There are several reasons for our underperformance in Q1. In addition to an overall poor equity market environment, several of our largest holdings announced, or were actively engaged in acquisitions during the quarter. The list included Avid Technology, Presstek and Quantum Technology. The perceived "integration risk" associated with acquisitions lowered their stock prices as investors chose to sell their positions and wait on the sidelines.

What hurt us in Q1 helped us in Q2. The market is recognizing many of the companies in the Fund, as they are meeting or beating earnings estimates or other milestones and are relatively undervalued relative to the broader market. Our biggest winner and largest holding is Durect (DRRX), a drug delivery company specializing in pain therapeutics. After a public offering at $12 in September 2000, the company reported disappointing Phase II results for its primary product in development, an announcement that resulted in a severe price drop in the stock. Since then, the company has raised $60 million of fresh capital and expanded its product pipeline to five products, any one of which could be a significant market opportunity. We expect that the company will be successful on at least one of its new products, which we believe could lift the stock back to its original offering price.

Based on estimated long-term earnings growth, the companies in the portfolio have been growing faster than those companies that comprise the S&P 500. Despite this projected faster earnings growth rate, the portfolio companies are trading, on average, at a reasonable price to earnings multiple. While many factors determine stock performance, we believe that earnings growth is primarily driving performance in the current market environment.

2


                                                      WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


Despite the current volatility in the capital markets, we remain confident that the small-cap growth sector offers a better potential for long-term appreciation than the broader equity markets. We believe the companies in the portfolio have the sustainable business models, proven management teams, financial strength and growth prospects necessary to prosper in our current economic environment. We feel that we are well positioned for the second half of 2005.

Thank you for all your support.

May your future be green,

/s/ Jack Robinson        /s/ Matthew Patsky

Jackson W. Robinson      Matthew W. Patsky, CFA
Portfolio Manager        Portfolio Manager

Winslow Management Company
99 High Street
Boston, MA 02110

INVESTMENTS IN SMALL- AND MEDIUM-SIZED COMPANIES POSE GREATER RISKS THAN THOSE TYPICALLY ASSOCIATED WITH LARGER, MORE ESTABLISHED COMPANIES BECAUSE INFORMATION REGARDING THESE COMPANIES IS NOT ALWAYS READILY AVAILABLE; THEIR SECURITIES ARE TRADED IN THE OVER-THE-COUNTER MARKETS OR ON A REGIONAL SECURITIES EXCHANGE POTENTIALLY MAKING THEM THINLY TRADED, LESS LIQUID AND THEIR PRICES MORE VOLATILE; CHANGES IN THE VALUE OF THEIR SECURITIES MAY NOT MIRROR THE FLUCTUATIONS OF THE GENERAL MARKET; AND MORE LIMITED PRODUCT LINES, MARKETS AND FINANCIAL RESOURCES MAKE THESE COMPANIES MORE SUSCEPTIBLE TO ECONOMIC OR MARKET SETBACKS.

SOME OF THE FUND'S EXPENSES HAVE BEEN WAIVED OR REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. PRIOR TO APRIL 1, 2001, THE ADVISER MANAGED A COMMON TRUST FUND WITH AN INVESTMENT OBJECTIVE AND INVESTMENT POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THOSE OF THE FUND. THE FUND'S PERFORMANCE FOR PERIODS BEFORE APRIL 1, 2001 IS THAT OF THE COMMON TRUST FUND AND REFLECTS THE EXPENSES OF THE COMMON TRUST FUND, WHICH WERE APPROXIMATELY HALF OF THE FUND'S CURRENT NET EXPENSES IF THE COMMON TRUST FUND'S PERFORMANCE HAD BEEN READJUSTED TO REFLECT THE ESTIMATED EXPENSES OF THE FUND FOR ITS FIRST FISCAL YEAR, THE PERFORMANCE WOULD HAVE BEEN LOWER. THE COMMON TRUST FUND WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT") AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION

                                                                             3


WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

REQUIREMENTS, AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGERS AS OF JUNE 30, 2005 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

4


                                                      WINSLOW GREEN GROWTH FUND

PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2005
--------------------------------------------------------------------------------

The following chart reflects the change in value of a hypothetical $10,000 investment in the Winslow Green Growth Fund over the past ten years, including reinvested dividends and distributions. The result is compared with a broad-based securities market index. As the Fund's primary performance benchmark, the Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. One cannot invest directly in any index.

     AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/05 ONE YEAR FIVE YEAR TEN YEAR
             Winslow Green Growth Fund          12.60%   (0.04%)   19.36%
             Russell 2000 Growth Index           4.29%   (4.51%)    5.16%

     INVESTMENT VALUE ON 6/30/05
             Winslow Green Growth Fund         $58,687
             Russell 2000 Growth Index         $16,538

                                    [CHART]

                     Winslow Green         Russell 2000
                      Growth Fund          Growth Index
                     -------------         ------------
 6/30/1995               10,000               10,000
 7/31/1995               10,601               10,779
 8/31/1995               10,571               10,912
 9/30/1995               10,439               11,137
10/31/1995                9,949               10,589
11/30/1995               10,491               11,057
12/31/1995               10,755               11,302
 1/31/1996               10,546               11,208
 2/29/1996               10,808               11,719
 3/31/1996               11,122               11,951
 4/30/1996               12,398               12,868
 5/31/1996               13,854               13,528
 6/30/1996               13,184               12,649
 7/31/1996               12,028               11,105
 8/31/1996               13,004               11,927
 9/30/1996               12,927               12,541
10/31/1996               13,207               12,000
11/30/1996               14,109               12,334
12/31/1996               14,551               12,575
 1/31/1997               14,990               12,889
 2/28/1997               14,083               12,110
 3/31/1997               13,423               11,256
 4/30/1997               13,586               11,126
 5/31/1997               15,216               12,798
 6/30/1997               16,082               13,232
 7/31/1997               16,427               13,910
 8/31/1997               17,769               14,327
 9/30/1997               20,178               15,470
10/31/1997               19,227               14,541
11/30/1997               18,543               14,194
12/31/1997               19,259               14,202
 1/31/1998               19,256               14,013
 2/28/1998               21,211               15,250
 3/31/1998               23,914               15,890
 4/30/1998               23,879               15,987
 5/31/1998               21,755               14,826
 6/30/1998               20,045               14,977
 7/31/1998               18,113               13,727
 8/31/1998               13,961               10,558
 9/30/1998               14,885               11,628
10/31/1998               15,754               12,235
11/30/1998               16,873               13,184
12/31/1998               18,554               14,377
 1/31/1999               19,699               15,024
 2/28/1999               17,870               13,649
 3/31/1999               18,992               14,136
 4/30/1999               20,073               15,384
 5/31/1999               20,742               15,408
 6/30/1999               21,488               16,220
 7/31/1999               23,816               15,718
 8/31/1999               25,366               15,130
 9/30/1999               25,680               15,422
10/31/1999               26,140               15,817
11/30/1999               32,466               17,490
12/31/1999               41,653               20,572
 1/31/2000               47,157               20,381
 2/29/2000               65,186               25,123
 3/31/2000               65,728               22,482
 4/30/2000               54,166               20,212
 5/31/2000               49,626               18,442
 6/30/2000               58,808               20,825
 7/31/2000               55,985               19,040
 8/31/2000               68,877               21,043
 9/30/2000               73,568               19,997
10/31/2000               65,797               18,374
11/30/2000               49,182               15,038
12/31/2000               53,890               15,958
 1/31/2001               59,611               17,250
 2/28/2001               45,101               14,885
 3/31/2001               36,268               13,532
 4/30/2001               47,257               15,189
 5/31/2001               47,076               15,540
 6/30/2001               48,128               15,964
 7/31/2001               42,470               14,602
 8/31/2001               38,154               13,690
 9/30/2001               32,097               11,481
10/31/2001               35,942               12,586
11/30/2001               41,237               13,637
12/31/2001               43,594               14,486
 1/31/2002               41,962               13,970
 2/28/2002               37,791               13,066
 3/31/2002               42,144               14,202
 4/30/2002               42,252               13,894
 5/31/2002               38,299               13,082
 6/30/2002               34,382               11,973
 7/31/2002               30,393               10,133
 8/31/2002               29,123               10,128
 9/30/2002               26,113                9,396
10/31/2002               26,041                9,872
11/30/2002               30,610               10,850
12/31/2002               27,237               10,102
 1/31/2003               26,041                9,828
 2/28/2003               26,258                9,565
 3/31/2003               28,942                9,710
 4/30/2003               31,916               10,629
 5/31/2003               36,377               11,827
 6/30/2003               41,636               12,055
 7/31/2003               43,993               12,966
 8/31/2003               47,910               13,663
 9/30/2003               49,180               13,317
10/31/2003               51,501               14,467
11/30/2003               52,009               14,939
12/31/2003               52,226               15,006
 1/31/2004               54,257               15,794
 2/29/2004               53,931               15,770
 3/31/2004               52,698               15,843
 4/30/2004               50,667               15,048
 5/31/2004               49,977               15,347
 6/30/2004               52,117               15,858
 7/31/2004               44,864               14,435
 8/31/2004               43,594               14,124
 9/30/2004               49,143               14,905
10/31/2004               52,045               15,267
11/30/2004               55,490               16,557
12/31/2004               58,540               17,153
 1/31/2005               54,564               16,380
 2/28/2005               55,742               16,605
 3/31/2005               53,680               15,982
 4/30/2005               46,022               14,965
 5/31/2005               53,422               16,020
 6/30/2005               58,687               16,538


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE WILL BE CHARGED A 2.00% REDEMPTION FEE, SUBJECT TO LIMITED EXCEPTIONS, WHICH ARE MORE FULLY DESCRIBED IN THE FUND'S PROSPECTUS. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (888) 314-9049 OR VISIT THE FUND'S WEBSITE AT WWW.WGGF.COM. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                                             5


WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

                                                ENVIRONMENTAL
       SHARES        SECURITY DESCRIPTION         RATING**       VALUE
      -------------------------------------------------------------------
      COMMON STOCK - 99.3%
      ADHESIVES AND SEALANTS - 7.7%
         90,000 SurModics, Inc.+                     ER       $ 3,903,300
                                                              -----------
      ADVERTISING - 12.6%
        100,000 Aptimus, Inc.+                       EB         1,961,000
        175,000 aQuantive, Inc.+                     EB         3,101,000
         78,000 Jupitermedia Corp.+                  EB         1,336,140
                                                              -----------
                                                                6,398,140
                                                              -----------
      AUTOMATIC CONTROLS FOR REGULATING
        RESIDENTIAL AND COMMERCIAL
        ENVIRONMENTS AND APPLIANCES - 4.3%
        500,000 ThermoGenesis Corp.+                 EB         2,175,000
                                                              -----------
      BIOLOGICAL PRODUCTS, EXCEPT DIAGNOSTIC
        SUBSTANCES - 5.7%
        150,000 Arena Pharmaceuticals, Inc.+         ER         1,023,000
         50,000 Martek Biosciences Corp.+            ER         1,897,500
                                                              -----------
                                                                2,920,500
                                                              -----------
      COMMERCIAL PHYSICAL AND BIOLOGICAL
        RESEARCH - 3.8%
        500,300 Isis Pharmaceuticals, Inc.+          ER         1,956,173
                                                              -----------
      COMMUNICATION SERVICES - 1.6%
      1,692,000 Intraware, Inc.+                     EP           795,240
                                                              -----------
      DRUGS, DRUG PROPRIETARIES, AND DRUGGISTS'
        SUNDRIES - 5.1%
        120,000 Herbalife, Ltd.+                     ER         2,593,200
                                                              -----------
      EDUCATIONAL SERVICES - 1.5%
        220,000 INVESTools, Inc.+                    EB           765,600
                                                              -----------
      ELECTRONIC COMPONENTS AND ACCESSORIES - 3.6%
         80,000 NAM TAI Electronics, Inc.            BIC        1,819,200
                                                              -----------
      GROCERIES AND RELATED PRODUCTS - 3.3%
         50,000 Green Mountain Coffee Roasters,
                  Inc.+                              BIC        1,696,500
                                                              -----------

See Notes to Financial Statements.

6


                                                      WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

                                                  ENVIRONMENTAL
      SHARES          SECURITY DESCRIPTION          RATING**       VALUE
     ----------------------------------------------------------------------
     INDUSTRIAL AND COMMERCIAL FANS AND
       BLOWERS AND AIR PURIFICATION
       EQUIPMENT - 5.9%
       500,000 Fuel-Tech NV+                           ER       $ 3,025,000
                                                                -----------
     INFORMATION RETRIEVAL SERVICES - 9.8%
        90,000 Audible, Inc.+                          EB         1,563,300
        67,000 Bankrate, Inc.+                         EB         1,349,380
       250,000 Intermix Media, Inc.+                   EB         2,092,500
                                                                -----------
                                                                  5,005,180
                                                                -----------
     MISCELLANEOUS ELECTRICAL INDUSTRIAL
       APPARATUS - 2.9%
       295,000 Quantum Fuel Systems Technologies
                 Worldwide, Inc.+                      EP         1,475,000
                                                                -----------
     MISCELLANEOUS FOOD STORES - 4.6%
        20,000 Whole Foods Market, Inc./triangle/      EP         2,366,000
                                                                -----------
     MOTION PICTURE AND VIDEO TAPE
       PRODUCTION - 1.5%
        75,000 Lions Gate Entertainment Corp.+         EB           769,500
                                                                -----------
     PHARMACEUTICAL PREPARATIONS - 8.5%
       850,000 Durect Corp.+                           ER         4,326,500
                                                                -----------
     PHOTOGRAPHIC EQUIPMENT AND
       SUPPLIES - 3.7%
       100,000 Sonic Solutions, Inc.+                  EB         1,860,000
                                                                -----------
     PRODUCTS OF PETROLEUM AND COAL - 4.1%
        60,000 Headwaters, Inc.+                       ER         2,062,800
                                                                -----------
     SEMICONDUCTORS AND RELATED DEVICES - 0.3%
        25,000 Evergreen Solar, Inc.+                  EP           160,750
                                                                -----------
     SERVICES ALLIED TO MOTION PICTURE
       PRODUCTION - 4.7%
        45,000 Avid Technology, Inc.+                  ER         2,397,600
                                                                -----------
     STATE COMMERCIAL BANKS - 0.7%
        30,000 Wainwright Bank & Trust Co.             EP           334,500
                                                                -----------

See Notes to Financial Statements.

                                                                             7


WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

                                                ENVIRONMENTAL
        SHARES        SECURITY DESCRIPTION        RATING**       VALUE
       ------------------------------------------------------------------
       TELEPHONE COMMUNICATIONS, EXCEPT
         RADIOTELEPHONE - 1.6%
         300,000  Ibasis, Inc.+                      EB       $   816,000
                                                              -----------
       WOOD PRODUCTS, NOT ELSEWHERE
         CLASSIFIED - 1.8%
         160,000  SunOpta, Inc.+                     ER           908,800
                                                              -----------

       TOTAL COMMON STOCK (Cost $41,003,063)                   50,530,483
                                                              -----------

       SHORT-TERM INVESTMENTS - 1.2%

       MONEY MARKET FUND - 1.1%
         545,296  Pax World Money Market Fund
                    (Cost $545,296)                  N/A          545,296
                                                              -----------
       PRINCIPAL
       -----------
       MONEY MARKET DEPOSIT ACCOUNT - 0.1%
          34,818  Citibank Money Market Deposit
                    Account (cost $34,818)           N/A           34,818
                                                              -----------

       TOTAL SHORT-TERM INVESTMENTS
         (cost $580,114)                                          580,114
                                                              -----------

       TOTAL INVESTMENTS IN SECURITIES - 100.5%
         (Cost $41,583,177)*                                   51,110,597
                                                              -----------

See Notes to Financial Statements.

8


                                                      WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

WRITTEN CALL OPTIONS - 0.0%

SECURITY                                    CONTRACTS      VALUE
--------------------------------------------------------------------
Whole Foods Market, Inc.
Expiration August 2005, Exercise Price $130    200          (20,000)
                                                        -----------

TOTAL OPTIONS WRITTEN
  (Premiums Received $28,322)                               (20,000)
                                                        -----------

OTHER ASSETS AND LIABILITIES, NET - (0.5%)                 (239,766)
                                                        -----------
NET ASSETS - 100.0%                                     $50,850,831
                                                        ===========

----------
+Non-income producing security.
/triangle/All or a portion of shares have been committed as cover for written options.
**The investment adviser's Environmental Ratings include the following. Refer to the Fund's prospectus for more information.
 BIC - Best in Class
 EB - Environmentally Benign
 EP - Environmentally Proactive
 ER - Environmentally Responsible

*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $11,884,089
            Gross Unrealized Depreciation               (2,356,669)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $ 9,527,420
                                                       ===========

ENVIRONMENTAL RATINGS OF EQUITY HOLDINGS
% of Total Equity (common stock) Holdings:

                     BIC - Best in Class               7.0%
                     EB - Environmentally Benign      35.2%
                     EP - Environmentally Proactive   10.1%
                     ER - Environmentally Responsible 47.7%

See Notes to Financial Statements.

                                                                             9


WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS
% of Total Investments

                        Health Care                30.7%
                        Information Technology     22.8%
                        Industrials                13.7%
                        Telecommunication Services  9.9%
                        Consumer Staples            9.7%
                        Materials                   4.0%
                        Financials                  3.3%
                        Energy                      3.2%
                        Consumer Discretionary      1.5%
                        Short-Term Investments      1.2%

See Notes to Financial Statements.

10


                                                      WINSLOW GREEN GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005
--------------------------------------------------------------------------------


  ASSETS
   Total investments, at value (Cost $41,583,177)                $51,110,597
   Receivables:
     Investment securities sold                                       68,489
     Fund shares sold                                                 65,000
     Interest and dividends                                           27,752
     Prepaid expenses                                                 12,499
   Other assets                                                        5,813
                                                                 -----------
  Total Assets                                                    51,290,150
                                                                 -----------

  LIABILITIES
   Payables:
     Call options written, at value (Premiums received $28,322)       20,000
     Investment securities purchased                                 353,293
   Accrued Liabilities:
     Investment adviser fees                                          18,471
     Trustees' fees and expenses                                         444
     Compliance services fees                                          1,330
     Other expenses                                                   45,781
                                                                 -----------
  Total Liabilities                                                  439,319
                                                                 -----------
  NET ASSETS                                                     $50,850,831
                                                                 ===========

  COMPONENTS OF NET ASSETS
   Paid-in-capital                                               $37,530,729
   Accumulated net investment income (loss)                         (235,597)
   Accumulated net realized gain (loss) on investments
     and options                                                   4,019,957
   Unrealized appreciation (depreciation) on investments
     and options                                                   9,535,742
                                                                 -----------
  NET ASSETS                                                     $50,850,831
                                                                 ===========

  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
   Based on net assets of $50,850,831 and 3,190,550 shares of
   beneficial interest outstanding (unlimited shares authorized) $     15.94
                                                                 ===========

See Notes to Financial Statements.

                                                                             11


WINSLOW GREEN GROWTH FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005
--------------------------------------------------------------------------------

       INVESTMENT INCOME
        Dividend income                                     $    86,411
                                                            -----------
       Total Investment Income                                   86,411
                                                            -----------

       EXPENSES
        Investment adviser fees                                 199,867
        Administrator fees                                       33,877
        Shareholder servicing fees                               55,518
        Transfer agent fees                                      58,771
        Custodian fees                                            8,140
        Accountant fees                                          21,941
        Registration fees                                         8,732
        Professional fees                                        17,528
        Trustees' fees and expenses                               1,421
        Compliance services fees                                  6,252
        Miscellaneous expenses                                   16,079
                                                            -----------
       Total Expenses                                           428,126
        Fees waived                                            (106,118)
                                                            -----------
       Net Expenses                                             322,008
                                                            -----------
       NET INVESTMENT INCOME (LOSS)                            (235,597)
                                                            -----------

       REALIZED AND UNREALIZED GAIN (LOSS) ON
         INVESTMENTS
       Realized and Unrealized Gain (Loss) on:
        Investments                                           2,109,453
        Options                                                 174,093
                                                            -----------
       Net Realized Gain (Loss)                               2,283,546
                                                            -----------
       Change in Unrealized Appreciation (Depreciation) on:
        Investments                                          (1,800,761)
        Options                                                   8,322
                                                            -----------
       Net Change in Unrealized Appreciation (Depreciation)  (1,792,439)
                                                            -----------
       NET REALIZED AND UNREALIZED GAIN (LOSS) ON
         INVESTMENTS                                            491,107
                                                            -----------
       INCREASE (DECREASE) IN NET ASSETS FROM
         OPERATIONS                                         $   255,510
                                                            ===========

See Notes to Financial Statements.

12


                                                      WINSLOW GREEN GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                SIX MONTHS
                                                   ENDED        YEAR ENDED
                                               JUNE 30, 2005 DECEMBER 31, 2004
                                               ------------- -----------------
  OPERATIONS
   Net investment income (loss)                 $  (235,597)   $   (599,162)
   Net realized gain (loss) on investments and
     options                                      2,283,546       2,710,142
   Net change in unrealized appreciation
     (depreciation) of investments and
     options                                     (1,792,439)      1,918,221
                                                -----------    ------------
  Increase (Decrease) in Net Assets from
    Operations                                      255,510       4,029,201
                                                -----------    ------------

  DISTRIBUTIONS TO
    SHAREHOLDERS FROM
   Net realized gain on investments                      --        (707,012)
                                                -----------    ------------
  Total distributions to shareholders                    --        (707,012)
                                                -----------    ------------

  CAPITAL SHARE TRANSACTIONS
   Sale of shares                                 8,896,684      32,257,942
   Reinvestment of distributions                         --         622,924
   Redemption of shares                          (6,682,388)    (43,108,021)
   Redemption fees                                   15,202           8,227
                                                -----------    ------------
  Increase (Decrease) from Capital Share
    Transactions                                  2,229,498     (10,218,928)
                                                -----------    ------------
  Increase (Decrease) in Net Assets               2,485,008      (6,896,739)

  NET ASSETS
   Beginning of period                           48,365,823      55,262,562
                                                -----------    ------------
   End of period(a)                             $50,850,831    $ 48,365,823
                                                ===========    ============

  SHARE TRANSACTIONS
   Sale of shares                                   606,841       2,225,617
   Reinvestment of distributions                         --          39,880
   Redemption of shares                            (458,033)     (3,059,195)
                                                -----------    ------------
  Increase (Decrease) in Shares                     148,808        (793,698)
                                                ===========    ============
  (a)Accumulated undistributed (distributions
     in excess of) net investment income        $  (235,597)   $         --
                                                ===========    ============

See Notes to Financial Statements.

                                                                             13


WINSLOW GREEN GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                       SIX                                                 APRIL 1,
                                      MONTHS                                               2001(A)
                                      ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED    THROUGH
                                     JUNE 30,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                       2005         2004          2003          2002         2001
                                    --------    ------------  ------------  ------------ ------------
NET ASSET VALUE PER
 SHARE, Beginning of Period         $ 15.90       $ 14.41       $  7.51       $ 12.02      $ 10.00
                                    -------       -------       -------       -------      -------
INCOME FROM
 INVESTMENT
 OPERATIONS
  Net investment loss                 (0.08)(b)     (0.17)(b)     (0.11)(b)     (0.09)       (0.06)
  Net realized and unrealized gain
   (loss) on investments, options
   and foreign currency
   transactions                        0.12(b)       1.90(b)       7.00(b)      (4.42)        2.08
                                    -------       -------       -------       -------      -------
Total from Investment Operations       0.04          1.73          6.89         (4.51)        2.02
                                    -------       -------       -------       -------      -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
 Net realized gain                       --         (0.24)           --            --           --
                                    -------       -------       -------       -------      -------
Total Distributions to Shareholders      --         (0.24)           --            --           --
                                    -------       -------       -------       -------      -------
Redemption Fees(b)                       --(c)         --(c)       0.01            --           --
NET ASSET VALUE PER
 SHARE, End of Period               $ 15.94       $ 15.90       $ 14.41       $  7.51      $ 12.02
                                    =======       =======       =======       =======      =======
TOTAL RETURN(D)                        0.25%        12.09%        91.74%       (37.52)%      20.20%

RATIO/SUPPLEMENTARY
 DATA
  Net assets at end of period
   (000's omitted)                  $50,851       $48,366       $55,263       $10,993      $16,074
  Ratios to Average Net Assets(e):
   Net Expenses                        1.45%         1.45%         1.45%         1.45%        1.45%
   Gross Expenses(f)                   1.93%         1.93%         1.90%         2.48%        3.06%
  Net investment income (loss)        (1.06)%       (1.20)%       (0.93)%       (0.98)%      (1.08)%
PORTFOLIO TURNOVER
 RATE                                    69%          102%          202%          114%          98%

----------
(a)Commenced operations on April 1, 2001.
(b)Calculated based on average shares outstanding during the period.
(c)Less than $0.01 per share.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

14


                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION

This report relates to the Winslow Green Growth Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently has twenty-five portfolios. The Fund commenced operations on April 1, 2001, after it acquired the net assets of Winslow Environmental Growth Fund (the "CTF"), a common trust fund, in exchange for Fund shares. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund seeks capital appreciation through environmentally responsible investing.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of

                                                                             15


WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCIES - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. These fluctuations are included with the net realized and unrealized gain or loss on investments.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income are declared and paid quarterly. Distributions of net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

16


                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------


EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEES - If you redeem your shares within 90 days of purchase, you will be charged a 2.00% redemption fee subject to certain limited exceptions. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time. For the six months ended June 30, 2005, the Fund collected $15,202 in redemption fees.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Adams Harkness Asset Management, Inc. (the "Adviser") is the investment adviser to the Fund, through its principal asset management division, Winslow Management Company pursuant to an Investment Advisory Agreement between the Trust and the Adviser (the "AHAM Agreement"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets.

INVESTMENT ADVISORY AGREEMENT APPROVAL - At the February 7, 2005 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the AHAM Agreement. In evaluating the AHAM Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Citigroup Fund Services, LLC ("Citigroup", the Trust's administrator, fund accountant and transfer agent), including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser;
(2) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (3) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund;
(4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser

                                                                             17


WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

from its relationship with the Fund. In particular, the Board focused on the factors discussed below.

NATURE AND QUALITY OF SERVICES. The Board considered that there had been no significant changes in the types of investments in which the Fund invests or the investment strategy of the Fund. In addition, the Board considered that the Fund's portfolio managers are supported by an advisory committee known as the "Green Team" and that the Green Team meets bi-monthly to review holdings, share industry information and to discuss market conditions. The Board also considered that the portfolio managers beneficially own between $100,001 and $500,000 in the Fund and the Adviser's statement that it believes that current staffing levels are adequate to service the Fund. At the meeting, the Board also was informed that the Adviser had not experienced any material code of ethics or compliance violations, or regulatory problems over the past twelve months. The Board also considered the financial condition of the Adviser and, after reviewing Winslow's financial statements and its Errors and Omissions Insurance policy, concluded that Adviser was financially viable.

COMPENSATION AND PERFORMANCE. The Board considered the Adviser's compensation and profitability for providing advisory services to the Fund and analyzed comparative information on fees and expenses of similar mutual funds. In this regard, the Board noted that while the Adviser's contractual advisory fee was above the mean and median advisory fee for its Lipper Inc. peer group, the Adviser's advisory fee after waivers was less than the mean advisory fee for its Lipper Inc. peer group. The Board also noted that the Fund had outperformed its benchmarks and had been ranked in the top quartile of its Lipper, Inc. peer group for the three-, six- and nine-month periods and three-year period.

OTHER BENEFITS TO AHAM. The Board also reviewed the nature and extent of benefits that the Adviser received from the brokerage and research services provided by broker-dealers who would execute portfolio transactions for the Fund and noted that since the last approval there had been no changes in trading policies and procedures or in the Adviser's soft dollar practices or arrangements. The Board also reviewed the Adviser's trading policies and average commissions per trade charged to the Fund. Finally, the Board considered other services rendered by the Adviser including the Adviser's efforts to make Fund shares available on mutual fund platforms.

After requesting and reviewing such information, as it deemed necessary, the Board concluded that the existing advisory fee structure was fair and reasonable and that the AHAM Agreement should be approved for continuance.

18


                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------


ADMINISTRATION AND OTHER SERVICES - Citigroup provides certain administration, portfolio accounting and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Fund pays a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The certifying officers of the Trust are also principals of the Distributor.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer and Principal Financial Officer to the Trust as well as certain additional compliance support functions.

At the July 7, 2005 Board meeting, the Distributor proposed a revised fee for compliance services rendered to Forum Funds retroactive from June 1, 2005. The Statement of Operations reflects these new fees approved by the Board.

TRUSTEES AND OFFICERS - Certain Trustees and officers of the Trust are directors, officers or employees of the aforementioned companies.

NOTE 4. WAIVER/REIMBURSEMENT OF FEES

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses so that total annual operating expenses do not exceed 1.45% of average daily net assets through April 30, 2006. Citigroup and the Distributor have voluntarily waived a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. Fees waived for the six months ended June 30, 2005, were as follows:

                                INVESTMENT TRANSFER SHAREHOLDER TOTAL FEES
      ADMINISTRATOR DISTRIBUTOR  ADVISER    AGENT    SERVICES     WAIVED
      ------------- ----------- ---------- -------- ----------- ----------
          $600         $489      $80,843    $2,892    $21,294    $106,118

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $33,559,065 and $31,063,139, respectively, for the six months ending June 30, 2005. The Fund placed a portion of its portfolio transactions with a brokerage firm affiliated with the Adviser. The commissions paid to this affiliated firm were $154,637 for the period.

                                                                             19


WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------


NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of December 31, 2004, distributable earnings on a tax basis were as follows:

               Unrealized Appreciation (Depreciation) $11,323,903
               Undistributed 15% Capital Gains          1,739,696
                                                      -----------
               Total                                  $13,063,599
                                                      ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

NOTE 7. WRITTEN OPTION TRANSACTIONS

Transactions in options written during the six months ended June 30, 2005 were as follows:

                                                           CALLS
                                                   ---------------------
                                                      NUMBER
                                                   OF CONTRACTS PREMIUMS
                                                   ------------ --------
        OUTSTANDING, DECEMBER 31, 2004                 250      $ 21,243
        Options written                                990       189,307
        Options terminated in closing transactions     700       151,263
        Options exercised                               --            --
        Options expired                                340        30,965
                                                       ---      --------
        OUTSTANDING, JUNE 30, 2005                     200        28,322
                                                       ---      --------

NOTE 8. PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 314-9049 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, on the Fund's website at www.wggf.com and on the SEC's website at www.sec.gov.

NOTE 9. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge on the SEC's website at www.sec.gov or may be

20


                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 10. SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005, through June 30, 2005.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period. The Fund charges redemption fee, which is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund charges a redemption fee, which is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of

                                                                             21


WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                       BEGINNING ACCOUNT ENDING ACCOUNT
                             VALUE           VALUE      EXPENSES PAID
                        JANUARY 1, 2005  JUNE 30, 2005  DURING PERIOD*
                       ----------------- -------------- --------------
         Actual Return     $1,000.00       $1,002.51        $7.20
         Hypothetical
           Return          $1,000.00       $1,017.60        $7.25

----------
*Expenses are equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).

NOTE 11. SUBSEQUENT EVENT

After August 22, 2005, but on or before September 30, 2005, the Adviser, at the direction of its parent corporation, Adams Harkness Financial Group, Inc. ("AHFG"), will sell to Winslow Management Company, LLC ("Winslow"), all assets of Winslow (the "Sale"). Since the Sale will result in a change in control of the Fund's investment adviser and an assignment and termination of the AHAM Agreement with the Trust pursuant to the terms of the agreement and the 1940 Act, the Board unanimously approved a new Investment Advisory Agreement between the Trust and Winslow (the "Winslow Agreement") to become effective upon consummation of the Sale, subject to approval by the Fund's shareholders at a special meeting scheduled for August 22, 2005. Shareholders approved the Winslow Agreement at the August 22, 2005 meeting. The terms, including the advisory fee, of the Winslow Agreement, are identical to those of the AHAM Agreement and no change in the Trust's portfolio managers will result from the Sale or the Board approval of the Winslow Agreement.

At the June 8, 2005 Board meeting, the Board, including the Independent Trustees, considered the approval of the Winslow Agreement. In evaluating the Winslow Agreement, the Board reviewed materials furnished by Winslow, including information regarding: (1) Winslow, its personnel, operations and financial condition; (2) the nature, extent and quality of the services to be provided to the Fund; (3) the investment performance of the Fund and the potential effect of the Sale on the Fund's performance and investment advisory services provided to the Fund; (4) the advisory fees to be charged and the total expense ratio of the Fund compared to a relevant peer group of funds; and (5) other benefits received by Winslow and its affiliates from their relationship with the Fund. In particular, the Board focused on the factors discussed below.

22


                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------


COMPENSATION. The advisory fee to be paid by the Fund under the Winslow Agreement will be the same as the advisory fee currently paid by the Fund under the AHAM Agreement. With respect to Winslow projected profitability on services rendered under the Winslow Agreement, Winslow will incur costs to retain back office support services from AHAM and has contractually agreed to waive its fee under the Winslow Agreement through April 30, 2006 in order to maintain the Fund's total expense ratio at or below 1.45% of the Fund's average daily net assets ("Net Expense Ratio"). Pursuant to a similar fee waiver arrangement, AHAM (and Adams, Harkness & Hill, Inc. ("AHH"), the Fund's investment adviser prior to AHAM) waived all but approximately $294,265 of its fees in 2004 to maintain the Fund's Net Expense Ratio. Although the contractual advisory fee to be paid to Winslow exceeds the mean and median advisory fee for the Fund's Lipper Inc. peer group, Winslow's proposed fee, after fee waivers, is less than the mean and median advisory fee of the Lipper Inc. peer group and the net expenses of the Fund are consistent with the net expenses of other funds within the peer group. Further, based on projected net assets of the Fund, Winslow does not believe that it will benefit from economies of scale that would merit the use of breakpoints in its fee schedule. In addition, the advisory fee to be charged by Winslow with respect to similarly managed separate accounts was higher than the advisory fee to be paid by the Fund under the Winslow Agreement. The Board concluded that Winslow's advisory fee, after waivers, was reasonable and consistent with the Lipper Inc. peer group average.

CONTINUITY OF PORTFOLIO MANAGEMENT. Mr. Jackson W. Robinson, Mr. Matthew W. Patsky and Ms. Lisa Thors will collectively control Winslow. Mr. Robinson has served as the Fund's portfolio manager since the Fund's inception and will continue to serve in this capacity as a principal of Winslow. Mr. Patsky has served as back-up portfolio manager for the Fund since 2003 and will continue to serve in this capacity as a principal of Winslow. Ms. Thors has served as Citigroup's primary point of contact at the Fund's investment adviser since 2002 and will continue to serve in this capacity as a principal of Winslow. Winslow also represented that it would continue to provide high quality portfolio management services to the Fund. The Board concluded that the Sale would not interfere with the day-to-day management of the Fund.

PERFORMANCE. Messrs. Robinson and Patsky will continue to act as the Fund's portfolio managers after the Sale. Under the management of Messrs. Robinson and Patsky, the Fund has outperformed its benchmark and Lipper Inc. peer group for the six- and nine-month and one-and three-year periods ended March 31, 2005. The Fund is also ranked in the top quartile of its Lipper Inc. peer group for the three-year period ended March 31, 2005. The Board concluded that the Sale

                                                                             23


WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

would not interfere with the Fund's successful performance track record as the same portfolio managers would be responsible for the day-to-day management of the Fund after the Sale.

CONTINUITY OF SUPPORT SERVICES. Winslow has entered into a one-year services contract with AHFG, with an option to renew such contract for an additional one-year term, to provide certain back-office services including operational, legal and compliance support. The Board concluded that Winslow has obtained the requisite back office support to help ensure that Fund operations would not be jeopardized as a result of the Sale.

CONTINUITY OF SERVICE PROVIDERS. Following the Sale, the Fund will maintain its existing contracts with the Fund's administrator, custodian, distributor, transfer agent, and fund accountant. The Board concluded that the continuation of the Fund's other service provider contracts would help ensure continuity of Fund operations after the Sale.

NO CHANGE IN TERMS OF THE AGREEMENT OR ADVISORY FEES. The AHAM Agreement and Winslow Agreement are identical but for the effective date and the parties thereto. The Board concluded that no change in Fund expenses, advisory services/fees or obligations would result from the approval of the Winslow Agreement.

OTHER BENEFITS TO WINSLOW. Winslow, like AHAM and AHH, will utilize soft dollar arrangements and will direct Fund portfolio trades to certain brokers/dealers to fund certain environmental research and other research-related functions.

NO UNDUE BURDEN ON FUND. The Board noted that the Sale would satisfy the terms of Section 15(f) of the 1940 Act, which requires that 75% of the Board continue to consist of independent trustees after the Sale and for the next three years. The Board also concluded that the Sale would not result in: (1) an increase in the Fund's advisory fee or total expenses; (2) a change in portfolio management personnel, back office support or other service provider services; or (3) costs to the Fund in order to seek shareholder approval of the Winslow Agreement.

Based upon its review, the Board concluded that the approval of the Winslow Agreement was reasonable, fair and in the best interests of the Fund and its respective shareholders. The Board approved the Winslow Agreement subject to Winslow's registration as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, prior to the consummation of the Sale and the approval of the Winslow Agreement by the Fund's shareholders.

24


                                 W I N S L O W
--------------------------------------------------------------------------------
                               GREEN GROWTH FUND

                              Two Portland Square
                             Portland, Maine 04101
                                (888) 314-9049
                                 www.wggf.com

                              Investment Adviser
                     Adams Harkness Asset Management, Inc.
               (through its Winslow Management Company Division)
                          99 High Street, 12th Floor
                          Boston, Massachusetts 02110

                                Transfer Agent
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                (888) 314-9049

                                  Distributor
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/ST/ Floor
                              Portland, ME 04101
                                (866) 453-5199
                               www.foresides.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                                    [GRAPHIC]



Printed with vegetable-based inks

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included as part of report to shareholder under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        FORUM FUNDS

By       /s/ Simon D. Collier
         ---------------------------
         Simon D. Collier, President & Principal Executive Officer

Date     August 26, 2005
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ Simon D. Collier
         -----------------------------------
         Simon D. Collier, President & Principal Executive Officer

Date     August 26, 2005
         -----------------------------------


By       /s/ Carl A. Bright
         -----------------------------------
         Carl A. Bright, Principal Financial Officer

Date     August 26, 2005
         -----------------------------------